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                           FACILITY PROVIDER AGREEMENT

This Facility Provider Agreement ("Agreement") is made and entered into as of the 1st day of June, 1997 by and between Option Care, Inc. ("Provider"), and the Foundation Health Corporation Affiliate(s) ("Foundation") identified in Addendum A to this Agreement.

                                 R E C I T A L S

     A. Provider is a corporation or other public or private entity that operates the Facilities listed on the signature page hereto, as amended from time to time.

     B. Foundation is one or more corporations which has the legal authority to enter into this Agreement, and to perform the obligations of Foundation hereunder with respect to the Benefit Programs identified on Addendum A.

     C. Foundation desires to enter into this Agreement to arrange for Provider to render Contracted Services to Beneficiaries of the various Benefit Programs identified on Addendum A.

     D. Provider desires to enter into this Agreement to render Contracted Services to Beneficiaries of the various Benefit Programs identified on Addendum A.

                                A G R E E M E N T

NOW, THEREFORE, in consideration of the above recitals and the covenants contained herein, the parties hereby agree as follows:

I.       DEFINITIONS

Many words and terms are capitalized throughout this Agreement to indicate that they are defined as set forth in this Article I.

         1.1      Affiliate. A company in which Foundation Health Corporation, a
                  ----------
                  Delaware corporation, owns 51% or more of the voting stock. The Affiliates provide, arrange or administer one or more Benefit Programs covered under this Agreement on behalf of themselves and Payors. The Affiliates who are parties to this Agreement are listed on Addendum A, as amended from time to time by Foundation.

         1.2      Beneficiary. (Member) A person who is eligible to receive
                  ------------
                  Covered Medical Services under a Benefit Program included in this Agreement, including a newborn baby who is a dependent of Beneficiary during the first 31 days following the baby's birth and/or legal adoption.

         1.3      Benefit Program. Foundation's and Payors' performance of its
                  ----------------
                  obligations to provide, arrange or administer health care, provider networks, administrative or other related services pursuant to a written agreement between a public or private employer or other entity and Foundation. The Benefit Programs covered under this Agreement are listed on Addendum A hereto, as amended from time to time.

         1.4      Benefit Program Requirements.  The rules,  procedures,
                  -----------------------------
                  policies, protocols and other conditions to be followed by Participating Providers and Beneficiaries with respect to providing Covered Medical Services under a particular Benefit Program.

         1.5      Capitated Medical Group/IPA. A Participating Provider having a
                  ----------------------------
                  capitation agreement with Foundation, to provide Covered Medical Services to Beneficiaries.

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         1.6      Capitation Compensation. The per Beneficiary (member) per
                  ------------------------
                  month ("PMPM") payment, indicated in the applicable Addenda to this Agreement, payable monthly for each Beneficiary who has selected or been assigned to Provider or a Capitated Medical Group/IPA linked to Provider.

         1.7      Contracted Services. All Inpatient Services, Outpatient
                  --------------------
                  Services, Emergency or other Covered Medical Services listed on Addendum I, except Excluded Services, to be rendered by Provider to a Beneficiary in accordance with this Agreement. Contracted Services are included in Provider Risk Services as specified in the Division of Financial Responsibility/Matrix of Foundation, Capitated Medical Group/IPA and Provider Risk Services exhibit to an applicable Addendum.

         1.8      Coordination of Benefits. The allocation of financial
                  -------------------------
                  responsibility between two or more payors of health care services, each with a legal duty to pay for or provide Covered Medical Services to a Beneficiary at the same time.

         1.9      Copayment. That portion of the cost of Covered Medical
                  ----------
                  Services that a Beneficiary is obligated to pay under a particular Benefit Program, including a deductible and coinsurance. A Copayment may be either a fixed dollar amount or a percentage of the applicable Participating Provider contract rate. Foundation will advise Participating Providers of the amounts or methods by which Copayments may be determined.

         1.10     Covered Medical  Services.  (Covered  Services) The Medically
                  -------------------------
                  Necessary health care services and supplies that are covered under a Benefit Program.

         1.11     Emergency. (Emergency Services) The sudden onset of a medical
                  ----------
                  condition manifesting itself by acute symptoms of sufficient severity, including severe pain, where the absence of immediate medical attention could reasonably be expected to result in serious impairment to a bodily function, or serious and permanent dysfunction of any body organ or body part, or to cause other serious medical consequences which include placing a Beneficiary's health in permanent jeopardy.

         1.12     Excluded  Services.  Those  health care  services  and
                  ------------------
                  supplies which are determined not to be Medically Necessary, or which otherwise are not Covered Medical Services under the applicable Benefit Program.

         1.13     Facility(ies). The hospitals, health care facility(ies) and
                  -------------
                  other service locations operated or subcontracted by Provider at which Contracted Services are to be provided under this Agreement. Provider's hospitals, health care facilities and other service locations are listed on the signature page of this Agreement, as amended from time to time.

         1.14     Inpatient Services. Inpatient Services include, but are not
                  -------------------
                  limited to: (a) bed and board; (b) medical, nursing, surgical, pharmacy and dietary services; (c) all diagnostic and therapeutic services required by a Beneficiary when ordered by an attending physician with appropriate medical and clinical staff privileges; (d) use of Facilities, and medical, mental health and social services furnished for the provision of Contracted Services; (e) drugs while an inpatient, take-home drugs, supplies, appliances and equipment; (f) transportation services subsequent to admission and prior to discharge required in providing Inpatient Services; (g) services rendered within 24 hours at the facility prior to Beneficiary's admission as an inpatient, which are related to the condition for which the Beneficiary is admitted; (h) observation services, and (i) Facility physician and other professional services where such physicians or allied health professionals are employees or contractors of Provider, and Provider normally bills for these services on Provider's HCFA 1500 or UB-92 (UB-82) or its successor form. Above services are included in the

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                  compensation rates contained in this Agreement and shall not be billed separately by Provider, physicians or allied health professionals.

         1.15     Medically  Necessary.  Those Covered Medical  Services which
                  ---------------------
                  are determined under the applicable Utilization Review and Management Program to be:

                  (a) Appropriate and necessary for the symptoms, diagnosis or treatment of a medical condition; and,
                  (b) Provided for the diagnosis or direct care and treatment of a medical condition; and,
                  (c) Within standards of good medical practice within the
                      organized medical community of the treating provider; and,
                  (d) Not primarily for the convenience of the Beneficiary or the treating provider; and,
                  (e) Consistent with the medical policy, the Utilization
                      Management Program, Quality Management Program and Benefit Program Requirements applicable to the Benefit Program under which the Covered Medical Services are rendered; and,
                  (f) The most appropriate and cost effective service or supply consistent with generally accepted medical standards of care. For inpatient stays, this means that acute care as an inpatient is necessary due to the kind of services the Beneficiary is receiving or the severity of the Beneficiary's condition, and that safe, cost effective and adequate care cannot be received as an outpatient or in a less intensified medical setting.

         1.16     Outpatient Services. Outpatient services include, but are not
                  -------------------
                  limited to, Emergency services, outpatient and short stay surgery, day care, clinic care, and related ancillary services. Any outpatient services delivered to a Beneficiary within 24 hours prior of an admission as an inpatient for the same medical condition are included in the inpatient rate.

         1.17     Participating Provider. A hospital, physician, physician
                  -----------------------
                  organization, other health care practitioner or other organization which has a direct or indirect contractual relationship with Foundation, a Payor or another Participating Provider to provide certain Covered Medical Services.

         1.18     Payor. Foundation, or any other public or private entity which
                  ------
                  provides, administers, funds, insures or is responsible for paying Participating Providers for Covered Medical Services rendered to Beneficiaries under a Benefit Program covered under this Agreement.

         1.19      Preventive Care. Preventive Care aims to remove or reduce
                   ----------------
                   disease risk factors and promote early detection of disease or precursor states. Health education and behavior modification are two of the most effective and economical means of disease control.

         1.20     Primary Care Physician (PCP). The physician who is a
                  ------------------------------
                  Participating Provider and who is responsible pursuant to the applicable Benefit Program for coordinating and managing the delivery of Covered Medical Services to Beneficiaries selected or assigned to such physician.

         1.21     Prior Authorization. The written approval by Foundation, an
                  --------------------
                  Affiliate, a Payor, or other permitted person or entity, prior to admitting a Beneficiary to a hospital, or to providing certain other Covered Medical Services to a Beneficiary, which approval is required under the Utilization Management Program of the applicable Benefit Program.

         1.22     Provider Risk Services. Contracted Services and such other
                  ----------------------
                  Covered Medical Services as are described in an Addendum to this Agreement for which Provider has accepted Capitation Compensation under the applicable Benefit Programs to which the Addendum applies.

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         1.23      Provider Service Area. The geographic area(s), specified by
                   ----------------------
                   zip codes and/or other descriptive boundaries which are described in the applicable Addenda to this Agreement.

         1.24     Quality Management Program. The functions, including, but not
                  ---------------------------
                  limited to, credentialing and certification of providers, review and audit of medical and other records, outcome rate reviews, peer review and provider appeals and grievance procedures performed or required by Foundation, an Affiliate, a Payor, or any other permitted person or entity, to review and improve the quality of Covered Medical Services rendered to Beneficiaries.

         1.25     Referral. When required under a Benefit Program, the written
                  ---------
                  approval from the Beneficiary's PCP and usually for a specified number of visits, treatments, or period of time, required under a Utilization Management Program for a Beneficiary to receive Covered Medical Services from a physician (usually a specialist) or other health care professional or organization. Referral to a non-Participating Provider requires Prior Authorization.

         1.26     Supplemental Medical. A Benefit Program which limits coverage
                  ---------------------
                  to Copayments.

         1.27     State. The state or states of licensure and accreditation of
                  ------
                  Facilities at which Contracted Services are to be provided under this Agreement.

         1.28     Utilization Management Program. The functions, including, but
                  -------------------------------
                  not limited to Prior Authorization, Referral and prospective, concurrent and retrospective review, performed or required by Foundation, an Affiliate, a Payor, or any other permitted person or entity, to review and determine whether medical services or supplies which have been or will be provided to Beneficiaries are covered under a Benefit Program and meet the criteria as Medically Necessary.


II.      PERFORMANCE PROVISIONS
         ----------------------

         2.1      Representations and Warranties. Provider represents and
                  ------------------------------
                  warrants for each Facility that:

                  (a) Provider is licensed by the State to operate and provide Contracted Services at the Facility;
                  (b) Provider operates and provides Contracted Services at the Facility in compliance with all applicable local, State, and federal laws, rules, regulations and institutional and professional standards of care;
                  (c) The Facility is certified to participate in Medicare under Title XVIII of the Social Security Act, and in Medicaid under Title XIX of the Social Security Act or other applicable State law pertaining to Title XIX of the Social Security Act;
                  (d) The Facility is accredited by the appropriate accrediting organization(s) listed on the signature page of this Agreement; and
                  (e) Provider shall maintain such licensure, compliance, certification and accreditation throughout the term of this Agreement.

         2.2      Provision of Services. Provider agrees to render Contracted
                  ----------------------
                  Services to Beneficiaries of the Benefit Programs covered under this Agreement, in accordance with:

                  (a)      The terms and conditions of this Agreement;
                  (b) All laws, rules and regulations applicable to Provider, each Facility, Foundation, Affiliates and Payors;
                  (c) The Utilization Management Program, Quality Management Program, Benefit Program Requirements and grievance, appeals and other policies and procedures of the particular Benefit Program under which the Covered Medical Services are rendered; and

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                  (d)      The same standard of care, skill and diligence as is
                           customarily used by similar facilities in the community in which such services are rendered, and in the same manner, and with the same availability, as Provider renders services to its other patients.
                  (e) Provider shall accept the Compensation Rates, as referenced in Exhibit 1 of the Addenda, from Foundation Health Affiliates who are not parties to this Agreement in return for services rendered to Beneficiaries of Benefit Programs offered by such Affiliates.

                  Provider shall maintain such Facilities, equipment, patient service personnel and allied health personnel as may be necessary to provide Contracted Services. Provider shall be responsible for promptly notifying Foundation of any additions or deletions in the services contained in the Hospital Service Inventory in Addendum I.

         2.3      Non-Discrimination. Provider shall not discriminate against
                  -------------------
                  any Beneficiary in the provision of Contracted Services hereunder, whether on the basis of the Beneficiary's coverage under a Benefit Program, age, sex, marital status, sexual orientation, race, color, religion, ancestry, national origin, disability, handicap, health status, source of payment, utilization of medical or mental health services or supplies or other unlawful basis including, without limitation, the filing by such Beneficiary of any complaint, grievance or legal action against Provider, Foundation, an Affiliate or a Payor.

         2.4      Subcontracting. Provider shall not subcontract for the
                  --------------
                  performance of Contracted Services under this Agreement without the prior written consent of Foundation. If Provider has agreed to render Provider Risk Services for Capitation Compensation hereunder, Provider may subcontract for the provision of such services with entities acceptable to Foundation. Every subcontract between Provider and a subcontractor shall be in writing and shall comply with all applicable local, State and federal laws, be consistent with the terms and conditions of this Agreement, and be terminable with respect to Beneficiaries by Provider upon request of Foundation. Each such subcontract may require the prior approval of one or more local, State, or federal regulatory agencies, and shall not become effective until all such required approvals have been obtained. If any of the Provider Risk Services are to be provided by a subcontractor, Provider and the subcontractor shall enter into a written agreement which expressly provides that the rendering of Provider Risk Services by the subcontractor is subject to the terms of this Agreement. Provider shall furnish Foundation with copies of such subcontracts within ten days of execution of this Agreement and ten days of execution of any subsequent subcontracts by Provider. Each such subcontractor shall meet Foundation's credentialing requirements, prior to the subcontract becoming effective. Provider agrees to be solely responsible to pay any subcontractor permitted under this Agreement, and shall hold, and ensure that subcontractors hold, Foundation, Affiliates, Payors and Beneficiaries harmless from and against any and all claims which may be made by such subcontractors in connection with Contracted Services rendered to Beneficiaries under any such subcontract.

         2.5      Utilization Management Requirements. Provider agrees to
                  ------------------------------------
                  participate in, cooperate with and comply with all decisions rendered in connection with Foundation's, an Affiliate's or a Payor's Utilization Management Program. The hospital shall submit indicator data relevant to its services to the Joint Commission on Accreditation of Healthcare Organizations' (JCAHO) Indicator Measurement System. The data will be submitted on a timely basis and meet the reasonable standards set by JCAHO for completeness and reliability. Provider also agrees to provide such other records and information as may be required or requested under such Utilization Management Program. Provider shall notify Foundation's Health Care Services Department in the event of any inpatient admission, in addition to any notification required by the Beneficiary's Capitated Medical Group/IPA.

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         2.6      Prior Authorization and Referrals. Unless a particular Benefit
                  ----------------------------------
                  Program or Utilization Management Program contains no such requirement, and except in an Emergency, Provider agrees not to seek payment from Foundation or a Payor for Contracted Services rendered to a Beneficiary unless Prior Authorization or a Referral was obtained for the rendering of such services. Such Prior Authorization or Referral may be issued by Foundation, the applicable Payor, or a Participating Provider. In an Emergency, Provider agrees to attempt to obtain Prior Authorization, by telephone if necessary, before admitting a Beneficiary either as an inpatient or outpatient, or providing Contracted Services. If Prior Authorization or Referral cannot be obtained, Provider agrees to notify Foundation or the applicable Payor and the appropriate Participating Provider as applicable, as soon as possible, but no later than 24 hours after admission, or providing the Contracted Services, or on the next working day.

         2.7      Participating Providers. Except in an Emergency, as otherwise
                  ------------------------
                  described in the applicable Benefit Program Requirements, or as otherwise required by law, Provider shall refer Beneficiaries only to Participating Providers for Covered Medical Services, and shall use Participating Providers to provide Facility-based physician and other ancillary services included in Contracted Services. In the event Provider knowingly refers a Beneficiary to a nonparticipating provider without Prior Authorization, Provider agrees to be responsible for payment of claims incurred for the unauthorized Covered Medical Service, and Provider agrees, in accordance with
                  Section 3.7 of this Agreement, to hold harmless the Beneficiary for such claims. Provider shall assist Foundation or Payors in their efforts to contract with Provider's Facility-based physicians. Foundation or a Payor will require that the most cost effective, qualified Participating Provider is utilized.

         2.8      Quality Management Program. Provider shall be solely
                  ---------------------------
                  responsible for the quality of Contracted Services rendered to Beneficiaries. The quality of Contracted Services rendered to Beneficiaries shall be monitored under the Quality Management Program applicable to the particular Benefit Program. Provider agrees to participate in and cooperate in all respects with the applicable Quality Management Program. Provider also agrees to comply with all decisions rendered by Foundation or a Payor in connection with a Quality Management Program. Provider also agrees to provide such medical and other records within 10 days of written notice, and such review data and other information as may be required or requested under a Quality Management Program, including outcome reporting in accordance with, but not limited to, the Health Plan Employer Data and Information Set (HEDIS), Version 2.0, or its successor. In the event that the standard or quality of care furnished by Provider is found to be unacceptable under any Quality Management Program, Foundation shall give written notice to Provider to correct the specified deficiencies within the time period specified in the notice. Provider shall correct such deficiencies within that time period.

         2.9      Credentialing of Provider. Provider shall submit to Foundation
                  -------------------------
                  the Credentials Application or the same information in a format used by Provider which meets minimum requirements of Foundation, contained in Exhibit 1 to Addendum A of this Agreement. In no event will this Agreement be executed by Foundation, nor will Provider begin performing Provider's obligations under this Agreement, until Provider's Credentials Application has been approved by Foundation.

         2.10     Notice of Adverse Action. Provider shall notify Foundation in
                  -------------------------
                  writing, within five days of receiving any written or oral notice of any adverse action, including, without limitation, any malpractice suit or arbitration action, or other suit or arbitration action naming or otherwise involving Provider, a Facility, Foundation or any Payor, and of any other event, occurrence or situation which might materially interfere with, modify or alter performance of any of Provider's duties or obligations under this Agreement. Provider shall forward to Foundation any written complaint or grievance of a Beneficiary against Provider, a Facility, Foundation or any Payor

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                  within one business day of receipt thereof. Provider shall maintain a written record of any Beneficiary complaint and provide such record to Foundation promptly upon request. Provider also shall notify Foundation promptly of any action against any Facility license, accreditation, or certification under Title XVIII or Title XIX or other applicable statute of the Social Security Act or other State law, and of any material change in the ownership or business operations of Provider or a Facility.

         2.11     Preventive Care. Provider shall require and assure that its
                  ----------------
                  Facilities abide by Foundation's policies and procedures regarding Preventive Care and health education. Provider shall render Preventive Care and health education to Beneficiaries during each episode of care and document such in the medical record.

         2.12     Professional Liability Insurance. Provider shall maintain
                  ---------------------------------
                  professional liability insurance in an amount equal to the lesser of the highest amount required by law, the accrediting body having jurisdiction over Provider or, $3,000,000 per claim and $10,000,000 in the aggregate of all claims per policy year. Provider agrees to provide Foundation with written evidence, acceptable to Foundation, of such insurance coverage within three days of such request by Foundation. Provider also agrees to notify, or to ensure that its insurance carriers notify Foundation, at least 30 days prior to any proposed termination, cancellation or material modification of any policy for all or any portion of the coverage provided for above.

         2.13     Listing of Provider. Provider agrees that Foundation and
                  --------------------
                  Payors may list the name, address, telephone number and other factual information of Provider, each Facility and Provider's subcontractors and their facilities in its marketing and informational materials. Provider shall supply all printed materials and other information relating to its operations within seven days of Foundation's request.

         2.14     Non-Solicitation. Neither Provider nor any employee, agent or
                  -----------------
                  subcontractor of Provider shall solicit or attempt to convince or otherwise persuade any Beneficiary not to participate or to discontinue participation in any Foundation or Payor Benefit Program for which Provider renders Contracted Services under this Agreement. Further, Provider, its employees and subcontractors, shall treat Beneficiaries promptly, fairly and courteously.

         2.15     Encounter Reporting. For Beneficiaries for which Provider
                  -------------------
                  receives Capitation Compensation under this Agreement, Provider shall provide Foundation with the following information, via personal computer diskette, magnetic tape or electronic transmission in standard UB-92 (UB-82) form or its successor format, for each encounter (either at Provider's Facility, or any other facility at which a Beneficiary received approved Inpatient Services, and for which Provider has paid the claim) with a Beneficiary during a calendar month. Such electronic encounter information materials shall be complete, accurate and provided to Foundation by the 15th day of the month following the month in which the encounter occurred. Encounter reporting shall be in accordance with, but not limited to, the Health Plan Employer Data and Information Set (HEDIS), Version 2.0, or its successor. Additionally, Provider shall promptly provide Foundation with all corrections to and revisions of such encounter data.

         2.16     New or Additional Benefit Programs. Provider acknowledges that
                  -----------------------------------
                  Foundation may develop new or additional Benefit Programs in Provider's Service Area. Provider agrees to participate and negotiate with Foundation in good faith to amend this Agreement to include such new or additional Benefit Programs as requested by Foundation. Where a new Benefit Program falls under existing Addenda, then the applicable contract rates shall automatically apply.

         2.17     Payment of Applicable Taxes. Provider shall be solely
                  ----------------------------
                  responsible for the collection and payment of any sales, use or other applicable taxes on the sale or delivery of medical services.

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         2.18     Timely Assignment of Beneficiaries. Where required under a
                  -----------------------------------
                  Benefit Program, Foundation shall require Beneficiaries to select specified Participating Providers at the time of enrollment. In the event a Beneficiary does not select a PCP or other Participating Providers within 60 days, Foundation shall automatically assign the Beneficiary to the appropriate PCP and Facility Provider based upon the zip code in which the Beneficiary resides. Upon automatic assignment of PCP and Facility Provider, the Beneficiary may change to another PCP and Facility Provider of choice.

         2.19     Requirement that Most Cost Effective Services be Used. Unless
                  ------------------------------------------------------
                  there is an overriding medical reason, as determined by the appropriate Medical Director, Provider agrees to utilize the lowest cost option in circumstances in which there is a medically appropriate choice of using different services.

         2.20     Beneficiary Grievance Procedures. Provider shall abide by the
                  ---------------------------------
                  determination of the applicable Payor's Beneficiary Grievance Procedure.

III.     COMPENSATION

         3.1      Compensation Rates. Provider shall accept as payment in full
                  -------------------
                  for Contracted Services and all other services (including payment for any and all sales, use or other applicable taxes on the sale or delivery of medical services) rendered under this Agreement to Beneficiaries the amounts payable by Foundation or a Payor as set forth in the applicable Addendum to this Agreement, less Copayment amounts payable by Beneficiaries in accordance with the applicable Benefit Program. It is expressly understood that, in this context, Provider acknowledges its obligations to provide care consistent with the professional standards of care generally accepted by the medical community.

         3.2      Billing and Payment.
                  --------------------

                  (a)      Billing. Unless a Provider is compensated on a
                           --------
                           Capitation Compensation basis, Provider shall submit to Foundation, via Foundation's electronic claims submission program [or hardcopy], clean, complete and accurate claims in a format approved by Foundation for Contracted Services rendered to a Beneficiary within 60 calendar days after such services are rendered. Where Foundation is the secondary payor under Coordination of Benefits, such 60 day period shall commence once the primary payor has paid or denied the claim. Neither Foundation nor any Payor shall be under any obligation to pay Provider on any claim not timely submitted. Provider shall not seek payment from any Beneficiary in the event Foundation or a Payor fails to pay Provider for a claim not timely submitted. In the event Provider elects to purchase reinsurance from Foundation, and is capitated on a Capitation Compensation basis, Provider shall submit to Foundation clean, complete and accurate claims in a format approved by Foundation for Provider Risk Services in excess of the stop loss threshold. Provider shall be responsible for submitting such claims no later than 60 days after the stop loss year ends. Foundation shall not be under any obligation to pay Provider on any claim not timely submitted. Provider shall not seek payment from any Beneficiary in the event Foundation fails to pay Provider for a claim not timely submitted.

                  (b)      Payment. Unless the claim is disputed, Foundation or
                           ---------
                           a Payor shall make payment on each of Provider's clean, complete, accurate and timely submitted claims for Contracted Services rendered to a Beneficiary, within 30 working days of receipt of such claim, or within the time required by applicable State, Federal Law or Regulation or such other period of time as set forth in the applicable Benefit Program Addendum to this

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                           Agreement, or as required by State Occupationally
                           Ill/Injured or Workers' Compensation law, if applicable.

                  (c)      Performance Guarantees. If Foundation determines that
                           -----------------------
                           deficiencies identified and reported to Provider relating to the Quality Management Program, Utilization Review Program, Preventive Care Services, credentialing, encounter reporting, and financial reporting are not corrected within 30 working days of notice to Provider, then Provider's compensation hereunder shall be reduced at Foundation's discretion up to 2.5% of the Provider's applicable monthly compensation or claims reimbursement. Reduction of compensation shall occur on payments due for the first month after Provider has been notified and continue until such identified deficiencies are remedied.
                  (d)      Appeals. Provider shall abide by Foundation's appeal
                           --------
                           process for disputes regarding denial of coverage.

         3.3      Eligibility. Except in an Emergency, Provider shall verify the
                  ------------
                  eligibility of Beneficiaries before admitting or providing Contracted Services. When required by the applicable Utilization Management Program, Provider shall verify the eligibility of Beneficiaries before admitting or providing Provider Risk Services. Foundation shall make a good faith effort to confirm the eligibility of any Beneficiary when such is in question.

         3.4      Reconciliation of Eligibility. When Provider is compensated on
                  ------------------------------
                  a Capitation Compensation basis, Foundation shall provide Provider with a monthly list of Beneficiaries for whom Provider is responsible for rendering Provider Risk Services during such month. Foundation will use its best efforts to discourage retroactive cancellation or addition of Beneficiaries to a Benefit Program. However, in the event Foundation allows such adjustments, Foundation shall retroactively adjust Provider's Capitation Compensation as necessary, provided that the retroactive addition or cancellation period shall not exceed 90 days (except for Medicare Risk Benefit Programs, which have no such limits). In cases where a Beneficiary has utilized a non-participating hospital, and an appeal of the denial of such utilization by Foundation or Provider has been approved in favor of the Beneficiary by a governmental agency or its agent, after such 90 day period, Foundation may disenroll such Beneficiary and retroactively adjust Provider's Capitation Compensation accordingly. In the event of allowable retroactive additions, Provider agrees to be responsible for all Provider Risk Services rendered to the Beneficiary from the beginning of the retroactive period. In the event of retroactive cancellations, Provider may bill the Beneficiary for all Provider Risk Services received by the Beneficiary from the date such Beneficiary was no longer covered under the applicable Benefit Program.

         3.5      Collection of Copayments. Provider shall collect all
                  -------------------------
                  Copayments due from Beneficiaries, and shall not waive or fail to pursue collection of Copayments from Beneficiaries, without the prior written consent of Foundation.

         3.6      No Surcharges. Provider shall not charge the Beneficiary any
                  --------------
                  fees or surcharges for Contracted Services rendered pursuant to this Agreement (except for authorized Copayments). In addition, Provider shall not collect a sales, use or other applicable tax from Beneficiaries for the sale or delivery of medical services. If Foundation or any Payor receives notice of any additional charge, Provider shall fully cooperate with Foundation or such Payor to investigate such allegations, and shall promptly refund any payment deemed improper by Foundation or a Payor to the party who made the payment.

         3.7      Beneficiary Held Harmless. Provider agrees that in no event,
                  -------------------------
                  including, but not limited to, non-payment by Foundation or a Payor, insolvency of Foundation or a Payor, or breach of this Agreement, shall Provider bill, charge, collect a deposit from, seek compensation, remuneration, or reimbursement from, or have any recourse against Beneficiaries or persons other than Foundation or a Payor acting on their behalf for Contracted Services provided pursuant to this

                  Agreement. This provision shall not prohibit collection of Copayments on Foundation's or a Payor's behalf made in accordance with the terms of the applicable Benefit Program. Provider further agrees that: (a) this provision shall survive the termination of this Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Beneficiaries; and (b) this provision supersedes any oral or written contrary agreement now existing or hereafter entered into between Provider and Beneficiaries or persons acting on their behalf. Any modification, addition, or deletion mandated by State of or to the provisions of this clause shall be effective on a date no earlier than 15 days after the State regulatory agency has received written notice of such proposed change and has approved such change.

         3.8      Conditions for Compensation for Excluded Services. Provider
                  --------------------------------------------------
                  may bill a Beneficiary for other Excluded Services rendered by Provider to such Beneficiary only if the Beneficiary is notified in advance that the services to be provided are not covered under the Beneficiary's Benefit Program, and the Beneficiary requests in writing that Provider render the Excluded Services, prior to Provider's rendition of such services. Neither a Beneficiary, nor Foundation nor any Payor shall be liable to pay Provider for any Contracted Service rendered by Provider to a Beneficiary which is determined under a Utilization Management Program not to be Medically Necessary.

         3.9      Coordination of Benefits. Provider agrees to conduct
                  -------------------------
                  Coordination of Benefits in accordance with the policies and procedures established by Foundation or a Payor for the applicable Benefit Program. Provider shall not bill Beneficiaries for any portion of Contracted Services not paid by the primary carrier when Foundation or Payor is the secondary carrier, but shall instead look to Foundation or Payor for such payment. When a Beneficiary has coverage which is primary through another carrier, then Foundation's or a Payor's compensation to Provider shall be limited to the difference between the amount paid by the primary payor and the negotiated rates, including Copayments, contained in the applicable Addendum to this Agreement. When Provider is compensated on a Capitated Compensation basis, Provider shall be entitled to conduct Coordination of Benefits for those services where Provider is so paid.

         3.10     Third Party Recoveries. When Foundation or a Payor has
                  -----------------------
                  compensated Provider for Contracted Services, then Foundation or a Payor retains the right to recover from applicable third party carriers covering a Beneficiary, including self-insured plans, and to retain all such recoveries. Provider agrees to provide Foundation with such information as Foundation may require to pursue recoveries from such third party sources, and to promptly remit to Foundation or a Payor any moneys Provider may receive from or with respect to such sources of recovery.

         3.11     Occupationally Ill/Injured or Workers' Compensation. Unless a
                  ----------------------------------------------------
                  beneficiary is covered under the Occupationally Ill/Injured or Workers' Compensation Benefit Program (Addendum H), Covered Medical Services shall not include health care services and supplies rendered to diagnose or treat occupational illnesses or injuries.


IV.      TERM AND TERMINATION
         --------------------

         4.1      Term. The term of this Agreement shall commence on the date
                  -----
                  set forth on the first page of this Agreement and shall continue for a period of three years thereafter. This Agreement shall automatically renew for successive three year periods, unless one party notifies the other in writing of its intent not to renew this Agreement, at least 120 days prior to the next scheduled renewal date. Any and all negotiations must be completed 90 days prior to the anniversary date of the contract. The renewal date of the term of this Agreement shall remain the same for all Benefit Programs covered hereunder, even if this Agreement becomes effective with respect to a particular Benefit Program after the initial or any renewal date of this Agreement, due to licensure, contract award or other reason. Regardless of the effective date or any renewal date of this Agreement, Provider shall not begin providing Contracted Services to Beneficiaries and Foundation shall have no obligation to pay for such services until the completion of Foundation's or a Payor's credentialing and certification processes.

         4.2      Immediate Termination. Foundation may terminate this Agreement
                  ----------------------
                  in its entirety, or with respect to specific Facilities, immediately upon notice to Provider, in the event of: (a) Provider's violation of any applicable law, rule or regulation; (b) the revocation or suspension of any of Provider's licenses, accreditations or certifications; (c) Provider's failure to maintain the professional liability insurance coverage specified hereunder; (d) Provider's failure to comply with the terms, conditions or determinations of any Utilization Management Program or Quality Management Program or other Benefit Program Requirements; (e) Provider's breach of Section 2.1, 2.2, 2.3, 2.5, 2.8, 2.9, 2.10, 2.12, 2.15,
                  3.6, 3.7 or 3.8 hereof; or (f) Foundation's determination that the health, safety or welfare of any Beneficiary may be in jeopardy if this Agreement is not terminated.

         4.3      Termination Due to Material Breach. In the event that either
                  ----------------------------------
                  Provider or Foundation fails to cure a material breach of this Agreement within 30 days of receipt of written notice to cure from the other, the non-defaulting party may terminate this Agreement, effective as of the expiration of said 30 day period. If the breach is cured within such 30 day period, or if the breach is one which cannot reasonably be corrected within 30 days, and the non-defaulting party determines that the defaulting party is making substantial and diligent progress toward correction during such 30 day period, this Agreement shall remain in full force and effect.

         4.4      Right of Partial Termination. Provider may only terminate this
                  -----------------------------
                  Agreement in its entirety in accordance with Sections 4.1 and
                  4.3. Foundation may terminate this Agreement, with respect to one or more Benefit Programs as Foundation indicates in the notice of termination to Provider. This Agreement shall remain in full force and effect with respect to all other Beneficiaries and Benefit Programs.

         4.5      Effect of Termination. In the event that a Beneficiary is
                  ----------------------
                  receiving Contracted Services at the time this Agreement terminates, Provider shall continue to provide Contracted Services to the Beneficiary until: (a) the Beneficiary is discharged; or (b) treatment is completed; or (c) the Beneficiary is transferred to another Participating Provider. Compensation for such Contracted Services shall be at the rates contained in the Addendum that applies to the applicable Benefit Program.


V.       RECORDS, AUDITS AND REGULATORY REQUIREMENTS
         -------------------------------------------

         5.1      Medical and Other Records. Provider warrants that it prepares
                  --------------------------
                  and maintains and will prepare and maintain all medical and other books and records required by law in a form maintained in accordance with the general standards applicable to such book- or recordkeeping. Provider shall maintain such records for at least seven years after the rendering of Contracted Services [records of a minor child shall be kept for at least one year after the minor has reached the age of 18, but in no event less than seven years]. Additionally, Provider shall maintain such financial, administrative and other records as may be necessary for compliance by Foundation and Payors with all applicable local, State, and federal laws, rules and regulations.

         5.2      Access to Records; Audits. The records referred to in Section
                  --------------------------
                  5.1 shall be and remain the property of Provider and shall not be removed or transferred from Provider except in accordance with applicable local, State, and federal laws, rules and regulations. Subject to applicable State and federal confidentiality or privacy laws, Foundation and Payors, or their designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over Foundation or any Payor, shall have access to Provider's records, at Provider's place of business on request during normal business hours, to inspect and review and make copies of such records. Such governmental agencies shall include, when applicable to the Benefit Programs identified on Addendum A, the California Department of Health Services, the California Department of Corporations and the United States Department of Health and Human Services. When requested by Foundation, Payors, or representatives of local, State or federal regulatory agencies, Provider shall produce copies of any such records for which Provider shall charge no more than $.10 per page. In no event, however, shall Provider charge for copying records requested for payment of a claim. Additionally, Provider agrees to permit Foundation, and its designated representatives, and designated representatives of local, State, and federal regulatory agencies having jurisdiction over Foundation or any Payor, to conduct site evaluations and inspections of Provider's offices and service locations.

         5.3      Continuing Obligation. The obligations of Provider under
                  ---------------------
                  Sections 5.1 and 5.2 shall not be terminated upon termination of this Agreement, whether by rescission or otherwise. After termination of this Agreement, Foundation and Payors shall continue to have access to Provider's records as necessary to fulfill the requirements of this Agreement and to comply with all applicable laws, rules and regulations.

         5.4      Regulatory Compliance. Provider agrees to comply with all
                  ----------------------
                  applicable local, State, and federal laws, rules and regulations, now or hereafter in effect, to the extent that they directly or indirectly affect Provider, Provider's Facility(ies), Foundation, any Payor, and bear upon the subject matter of this Agreement.
                           In addition, Foundation Health, a California Health
                  Plan is subject to the requirements of Chapter 2.2 of Division 2 of the California Health and Safety Code and of Subchapter
                  5.5 of Chapter 3 of Title 10 of the California Code of Regulations. Any provision required to be in this Agreement by either of the above shall bind the parties whether or not provided in this Agreement.


VI.      GENERAL PROVISIONS
         ------------------

         6.1      Amendments. All amendments to this Agreement or any of its
                  -----------
                  Addenda proposed by Provider must be agreed to in writing by Foundation in advance of the effective date thereof. Any amendment to this Agreement, including any of its Addenda, proposed by Foundation shall be effective 20 days after Foundation has given written notice to Provider of the amendment, and Provider has failed within that time period to notify Foundation in writing of Provider's rejection of the requested amendment. Amendments required because of legislative, regulatory or legal requirements do not require the consent of Provider or Foundation and will be effective immediately on the effective date thereof. Any amendment to this Agreement requiring prior approval of or notice to any federal or state regulatory agency shall not become effective until all necessary approvals have been granted or all required notice periods have expired. Foundation and Provider shall amend this Agreement, from time to time, to include additional Facilities, Affiliates, Benefit Programs, and Payors.


         6.2      Separate Obligations. The rights and obligations of Foundation
                  ---------------------
                  under this Agreement shall apply to each Affiliate listed on Addendum A to this Agreement only with respect to the Benefit Programs of such Affiliate. No such Affiliate shall be responsible for the obligations of any other Affiliate under this Agreement with respect to the other Affiliate's Benefit Programs. The person executing this Agreement on behalf of Foundation has been duly authorized by each Affiliate listed on Addendum A to execute this Agreement on its behalf.

         6.3      Assignment. Neither this Agreement, nor any of Provider's
                  -----------
                  rights or obligations hereunder, is assignable by Provider without the prior written consent of Foundation. Should the name of Foundation change, due to any merger or other cause, Provider agrees that this Agreement shall remain in full force and effect.

         6.4      Confidentiality. Foundation and Provider agree to hold all
                  ----------------
                  confidential or proprietary information or trade secrets of each other in trust and confidence and agree that such information shall be used only for the purposes contemplated herein, and not for any other purpose. Specifically Provider, as well as Foundation and Payors, shall keep strictly confidential all compensation rates, set forth in this Agreement and its Addenda, except that this provision does not preclude disclosure of the method of compensation, e.g., fee-for-service, capitation, shared risk pool, DRG or per diem. However, Provider agrees that Foundation may extend the compensation rate set forth in this Agreement and its Addenda to other participating Providers who may from time to time be responsible for compensating Provider for Covered Medical Services rendered by Provider to a Beneficiary of Foundation or a Payor. Foundation and Provider agree that nothing in this Agreement shall be construed as a limitation of the Provider's right or obligation to discuss with the Beneficiaries matters pertaining to the Beneficiaries' health.

         6.5      Binding Arbitration. Provider and Foundation agree to meet and
                  --------------------
                  confer in good faith to resolve any problems or disputes that may arise under this Agreement. Such negotiation shall be a condition precedent to the filing of any arbitration demand by either party, and no arbitration demand may be filed until the exhaustion of Foundation's internal appeal procedures.

                    The parties agree that any controversy or claim arising out of or relating to this Agreement, or the breach thereof, whether involving a claim in tort, contract or otherwise, shall be settled by final and binding arbitration in accordance with the provisions of the California Arbitration Act (California Code of Civil Procedure Sections 1280, et seq.). The parties waive their right to a jury or court trial.

                    The arbitration shall be conducted in Sacramento, California by a single, neutral arbitrator who is licensed to practice law. These arbitration proceedings are initiated by the complaining party serving a written demand for arbitration upon the other party. The written demand shall contain a detailed statement of the matter and facts supporting the demand and include copies of all related documents. On receipt of a timely demand for arbitration, Foundation shall provide Provider with a list of three neutral arbitrators from which Provider shall select its choice of arbitrator for the arbitration. Each party shall have the right to take the deposition of one individual and any expert witness designated by another party. At least 30 days before the arbitration, the parties must exchange lists of witnesses, including any experts, and copies of all exhibits to be used at the arbitration. Arbitration must be initiated within six months after the alleged controversy or claim occurred by submitting a written demand to the other party. The failure to initiate arbitration within that period constitutes an absolute bar to the institution of any proceedings.

                    The decision of the arbitrator shall be final and binding
                  upon the parties. The arbitrator shall have no authority to make materials errors of law or to award punitive damages or to add to, modify or refuse to enforce any agreements between the parties. The arbitrator shall make findings of fact and conclusions of law and shall have no authority to make any award which could not have been made by a court of law. The prevailing party, or substantially prevailing party's costs of arbitration, are to be borne by the other party, including reasonable attorneys' fees.

         6.6      Entire Agreement. This Agreement supersedes any and all other
                  -----------------
                  agreements, either oral or written, between the parties with respect to the subject matter hereof, and no other agreement, statement or promise relating to the subject matter of this Agreement shall be valid or binding.

         6.7      Governing Law. This Agreement shall be governed by and
                  --------------
                  construed and enforced in accordance with the laws of the State, except to the extent such laws conflict with or are preempted by any federal law, in which case such federal law shall govern. Federal law shall also govern with respect to Benefit Programs of federal Benefit Programs.

         6.8      Indemnification of Parties. Foundation, any entity contracting
                  ---------------------------
                  with Foundation (or any of their respective agents or employees), and Provider are each responsible for their own acts or omissions, and are not liable for the acts or omissions of, or the costs of defending, others. Any provision to the contrary in a contract with providers is void and unenforceable. Nothing in this section shall preclude a finding of liability on the part of Foundation, any entity contracting with Foundation (or any of their respective agents or employees), or Provider, based on doctrines of equitable indemnity, comparative negligence, contribution, or other statutory or common law bases for liability.

         6.9      Non-Exclusive Contract. This Agreement is non-exclusive and
                  -----------------------
                  shall not prohibit Provider or Foundation from entering into agreements with other health care providers or purchasers of health care services.

         6.10     No Notice to Beneficiaries. Provider and Foundation reserve
                  --------------------------
                  the right to amend this Agreement and any of its provisions, to waive any rights granted to either party hereunder, and to terminate this Agreement without notice to or consent of any Beneficiary.

         6.11     No Third Party Beneficiary. Nothing in this Agreement is
                  ---------------------------
                  intended to, or shall be deemed or construed to create any rights or remedies in any third party, including a Beneficiary. Nothing contained herein shall operate (or be construed to operate) in any manner whatsoever to increase the rights of any such Beneficiary or the duties or responsibilities of Provider or Foundation with respect to such Beneficiaries.

         6.12     Notice. Any notice required or desired to be given under this
                  -------
                  Agreement shall be in writing and shall be sent by certified mail, return receipt requested, postage prepaid, or overnight courier, or facsimile, addressed as follows:

                  Foundation:   3400 Data Drive
                                Rancho Cordova, California 95670
                                Attention: Senior Vice President,
                                Provider Development
                                Facsimile number: 916-631-5152

                                Provider:
                                =============================================
                                ---------------------------------------------
                                Facsimile number: ____________________________


                  Notices given hereunder shall be deemed given upon documented receipt. The addresses to which notices are to be sent may be changed by written notice given in accordance with this Section.

         6.13     Regulation. Foundation is subject to the requirements of
                  -----------
                  various local, State, and federal laws, rules and regulations. Any provision required to be in this Agreement by any of the above shall bind Provider and Foundation whether or not provided herein.

         6.14     Severability. If any provision of this Agreement is rendered
                  -------------
                  invalid or unenforceable by any local, State, or federal law, rule or regulation, or declared null and void by any court of competent jurisdiction, the remainder of this Agreement shall remain in full force and effect.

         6.15     Status as Independent Entities. None of the provisions of this
                  -------------------------------
                  Agreement is intended to create or shall be deemed or construed to create any relationship between Provider and Foundation other than that of independent entities contracting with each other solely for the purpose of effecting the provisions of this Agreement. Neither Provider nor Foundation, nor any of their respective agents, employees or representatives, shall be construed to be the agent, employee or representative of the other.

         6.16     Addenda. Each Addendum to this Agreement is made a part of
                  -------
                  this Agreement as though set forth fully herein. Any provision of an Addendum that is in conflict with any provision of this Agreement shall take precedence and supersede the conflicting provision of this Agreement.

         6.17     Regulatory Approval. If Foundation has not been licensed to
                  --------------------
                  provide, or provide services in connection with, a particular Benefit Program in a particular State, or has not received all required regulatory approvals for use of this Agreement with respect to a particular Benefit Program in such State prior to the execution of this Agreement, this Agreement shall be deemed to be a binding letter of intent with respect to such Benefit Program in that State. In such event, this Agreement shall become effective with respect to any such Benefit Program in that State on the date that the required licensure and regulatory approvals are obtained. If Foundation does not obtain such licensure or regulatory approvals after due diligence, Foundation shall notify Provider and both parties shall be released from any liability under this Agreement with respect to the Benefit Program in question in the applicable State; provided however, that if such licensure or regulatory approval is conditioned upon amendment of this Agreement, then this Agreement shall be amended automatically pursuant to
                  Section 6.1 hereof.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective on the first day of the month after Foundation has executed this Agreement.

Option Care, Inc.                          Foundation Health
------------------------------------       -------------------------------------

Signature                                  Signature
------------------------------------       -------------------------------------

Title                                      Title
------------------------------------       -------------------------------------

Date                                       Date
------------------------------------       -------------------------------------

------------------------------------
Federal Tax Identification Number


Provider's Facilities included in this Agreement:
====================================================================================================================================
                                                                                                         JCAHO
        Facility Name,                            State      Federal Tax     Medicare     Medi-Cal     or other
    Address, Telephone and         Type of       License    Identification   Provider     Provider    Accrediting
      Facsimile and Phone         Facility       Number         Number        Number       Number        Body
====================================================================================================================================

====================================================================================================================================

====================================================================================================================================

====================================================================================================================================

====================================================================================================================================

Provider's Facilities excluded from this Agreement:
====================================================================================================================================
                                                                                                         JCAHO
        Facility Name,                            State      Federal Tax     Medicare     Medi-Cal     or other
    Address, Telephone and         Type of       License    Identification   Provider     Provider    Accrediting
      Facsimile and Phone         Facility       Number         Number        Number       Number        Body
====================================================================================================================================

====================================================================================================================================

====================================================================================================================================

====================================================================================================================================

====================================================================================================================================



                                                                      Addendum A



                                   ADDENDUM A

            AFFILIATES, BENEFIT PROGRAMS AND CREDENTIALS APPLICATION


I.       AFFILIATES AND BENEFIT PROGRAMS

The Affiliates who are parties to this Agreement and whose Benefit Programs are included within and covered by this Agreement, are indicated by the typewritten mark "X" below. This Agreement applies only to Affiliates and Benefit Programs where such check mark appears in either the "FEE-FOR-SERVICE" or "CAP" box, and may be amended from time to time as specified in Section 2.16 of the Agreement.

------------------------------------------------------------------------------------------------------------------
                                                                                        FEE-FOR-
AFFILIATE and Benefit Programs                                        ADDENDUM           SERVICE        CAP
------------------------------------------------------------------------------------------------------------------
Foundation Health, a California Health Plan
------------------------------------------------------------------------------------------------------------------
       HMO (Standard)                                                      B                X
------------------------------------------------------------------------------------------------------------------
       Medi-Cal                                                            D                X
------------------------------------------------------------------------------------------------------------------
       Medicare Risk                                                       C                X
------------------------------------------------------------------------------------------------------------------
       Medicare Supplement and Medicare Select                             E                X
------------------------------------------------------------------------------------------------------------------
       Point of Service                                                    B                X
------------------------------------------------------------------------------------------------------------------
       Supplemental Medical                                                E                X
------------------------------------------------------------------------------------------------------------------
       Occupationally Ill/Injured or Workers'                              H                X
       Compensation
------------------------------------------------------------------------------------------------------------------
Foundation Health National Life Insurance Company/
California Compensation Insurance Company
------------------------------------------------------------------------------------------------------------------
       Medicare Supplement                                                 E                X
------------------------------------------------------------------------------------------------------------------
       Point of Service                                                    G                X
------------------------------------------------------------------------------------------------------------------
       Preferred Provider Organization                                     G                X
------------------------------------------------------------------------------------------------------------------
       Supplemental Medical                                                E
------------------------------------------------------------------------------------------------------------------
       Occupationally Ill/Injured or Workers'                              H                X
       Compensation
------------------------------------------------------------------------------------------------------------------
Foundation Health Federal Services
------------------------------------------------------------------------------------------------------------------
  CHAMPUS                                                                  F                X
------------------------------------------------------------------------------------------------------------------
  Other Government                                                         F                X
------------------------------------------------------------------------------------------------------------------



II.      CREDENTIALS APPLICATION.
         ------------------------

         The Foundation Provider Credentials Application is included herein as
Exhibit 1 to this Addendum A. Provider shall be responsible for completing the Credentials Application in its entirety for itself and/or every Facility rendering Contracted Services under this Agreement, unless Provider's Credentials Application meets Foundation's requirements.

                                                           Addendum A, Exhibit 1




                             EXHIBIT 1 TO ADDENDUM A

                             CREDENTIALS APPLICATION

                                (SEE ATTACHMENT)

                                                                      Addendum B




                                   ADDENDUM B

                         TO FACILITY PROVIDER AGREEMENT

                    HMO AND POINT OF SERVICE BENEFIT PROGRAMS


Provider understands and agrees that the obligations of Foundation set forth in this Addendum are the obligations Foundation Health, a California Health Plan, an Affiliate of Foundation Health Corporation ("FHC"), and not the obligations of FHC or any other Affiliate of FHC.

A.       STANDARD HMO BENEFIT PROGRAMS
         -----------------------------

         1.       Fee-For-Service Contracted Services. Provider shall render
                  ------------------------------------
                  Contracted Services to Beneficiaries of Foundation's Benefit Programs covered under this Addendum on a fee-for-service or per diem basis. As compensation for providing such Contracted Services, Provider shall be paid the rates set forth in
                  Exhibit 1 of this Addendum. Such compensation shall be paid within 30 working days of Foundation's receipt of a complete and accurate claim for Contracted Services rendered to a Beneficiary.

         [OPTIONAL]

         2.       Capitation; Provider Risk Services.
                  -----------------------------------
                  2.1      Compensation to Provider for Provider Risk Services.
                           ----------------------------------------------------
                           Provider shall render Provider Risk Services for each Beneficiary linked to such Capitated Medical Group/IPA(s) as are delineated on Exhibit 2 of this Addendum. Provider Risk Services and Foundation Risk Services are set forth on Exhibit 4 of this Addendum. As compensation for providing Provider Risk Services, Foundation shall pay Provider the Capitation Compensation as set forth in Exhibit 2 of this Addendum for each Beneficiary eligible to receive such services from Provider during a particular month. Notwithstanding any provision in this paragraph to the contrary, only one Capitation Compensation shall be paid by Foundation for both a mother and newborn child during the first 31 days following the baby's birth. Such payment shall be made by Foundation on or before the 15th day of such month. Foundation's payment shall be subject to the provisions of Sections 2.15 and 3.4 of the Agreement.

                  2.2      Compensation to Other Providers of Provider Risk
                           ------------------------------------------------
                           Services. Provider shall compensate all other
                           ---------
                           providers of Provider Risk Services rendered to assigned Beneficiaries not available at Provider's facilities. In the event that Provider does not process and pay eligible claims submitted by other providers for Provider Risk Services not rendered by Provider within the applicable time limits as specified above, Foundation may pay such claims at billed charges or Foundation contract rate unless Provider indicates subcontract terms and deduct the amounts paid from Provider's monthly Capitation Compensation.

                  2.3      Access to Financial Records. In that Provider will be
                           ----------------------------
                           compensated on other than a fee-for-service or per diem basis and is responsible for paying claims of other providers as set forth in Section 2.2 above, Foundation also shall have access to all financial records relating to the financial condition of Provider. Provider agrees to submit such reports and financial information as is necessary for Foundation to comply with regulatory requirements to monitor capitated providers' financial and administrative viability of capitated providers.

                  2.4      Provider Risk Services Threshold. Provider shall also
                           ---------------------------------
                           render Contracted Services on a fee-for-service or per diem basis to Beneficiaries whose utilization of Provider Risk Services has exceeded $100,000 for the calendar year. For purposes of calculating the $100,000 threshold, the following shall apply when Provider Risk Services are actually provided by:

                           (a) Provider, the compensation schedule set forth on Exhibit 1 of this Addendum shall be utilized to compute such calculation;
                            (b) another provider who is subcontracted to Provider, the subcontract rates shall be utilized to compute such calculation;
                           (c)      a Participating Provider who is not
                                    subcontracted by Provider, Foundation shall pay such Participating Provider based upon Foundation's contract rate with such Participating Provider, and deduct that payment amount from Provider's subsequent capitation payment; or
                           (d) the actual charges paid by Provider when none of the above applies.

                           Provider shall be responsible for identifying such cases to Foundation, and Foundation shall compensate Provider for such services exceeding $100,000 in a calendar year, utilizing the rates set forth on
                           Exhibit 1 of this Addendum.

                  2.5      Provider's Service Area. Provider's Service Area as
                           ------------------------
                           described in Exhibit 2 to this Addendum denotes the geographic area within which Provider is responsible for providing and/or paying for all Provider Risk Services which are rendered on an Emergency basis to Provider's assigned Beneficiaries. In addition, Provider is responsible for paying for all Provider Risk Services rendered by any provider anywhere on a non-Emergency basis to Provider's assigned Beneficiaries, unless such services are Excluded Services.

                  2.6      Encounter  Data.  Provider shall provide  Foundation
                           ----------------
                           with all encounter information as required under
                           Section 2.15 of this Agreement.

                  2.7      Qualification Process for Capitation Compensation.
                           --------------------------------------------------
                           Foundation shall have the right at its option to review and assess Provider's financial ability and administrative capacity to perform its obligations hereunder, including the managed care and other functions delegated to Provider by Foundation, prior to implementing Capitation Compensation to Provider. Such review and assessment may include, but is not limited to, Provider's general operations and administration, claims processing and adjudication, information systems capability and capacity, and financial viability and reporting, Utilization Management Program and Quality Management Program. If Foundation determines that Provider does not meet Foundation's minimum requirements for Capitation Compensation, then the implementation of such prospective payment methodology shall be deferred until Provider remedies the deficiency(ies). Provider shall in the meantime be compensated for Contracte Services on a fee-for-service or per diem basis in accordance with the rates set forth on Exhibit 1 of this Addendum. Foundation, at its sole discretion, may implement Capitation Compensation on a provisional basis subject to appropriate monitoring and evaluation of Provider to assess ongoing viability and capacity.

         3.       Contracted  Services   Reciprocity.   When  a  Beneficiary
                  -----------------------------------
                  not assigned to Provider under a Capitation Compensation arrangement receives Contracted Services from Provider, then Provider shall accept compensation based upon the rates set forth in Exhibit 1 of this Addendum.

         4.       Report of Reinsurance  Claims.  Provider shall report
                  ------------------------------
                  potential reinsurance claims in accordance with Foundation's reinsurance guidelines. Foundation shall provide Provider with such guidelines, from time to time.

B.       POINT OF SERVICE BENEFIT PROGRAMS
         ---------------------------------

         1.       Benefit Program Design. Under a Point of Service Benefit
                  -----------------------
                  Program, Beneficiaries may elect, at the time of obtaining each Covered Medical Service, to utilize either: (1) HMO coverage through their selected or assigned PCP; (2) other indemnity coverage through either nonparticipating providers, or Participating Providers where other Benefit Program Requirements are not met; or (3) optional Preferred Provider Organization ("PPO") coverage by self-referring to PPO Participating Providers.

         2.       Compensation Method.
                  --------------------

                           2.1 Fee-for-Service. Provider shall render
                               ----------------
                           Contracted Services to Beneficiary of Foundation's Benefit Programs covered under this Addendum on a fee-for-service or per diem basis. As compensation for rendering such Contracted Services, Provider shall be paid the rates set forth in Exhibit 1 to this Addendum. Such compensation shall be paid within 30 working days of receipt by Foundation of a complete and accurate claim for Contracted Services rendered to a Beneficiary.

                           [OPTIONAL]
                           2.2 Capitation; Provider Risk Services. Provider
                               -----------------------------------
                           shall render the Provider Risk Services set forth on
                           Exhibit 4 to this Addendum to Beneficiaries of a Point of Service Benefit Program and who are linked to such Capitated Medical Group/IPA(s) as are delineated on Exhibit 3 of this Addendum. As compensation for providing such services, Provider shall be paid the applicable Capitation Compensation provided for on Exhibit 3 of this Addendum, less a 30% withhold. Notwithstanding any provision in this paragraph to the contrary, only one Capitation Compensation shall be paid by Foundation for both a mother and newborn child during the first 31 days following the baby's birth. The 30% withhold shall be placed in an escrow account ("Point of Service Reserve Fund"). Foundation or its indemnity Affiliate, as required by law, shall reimburse all non-network hospitals and optional PPO Participating Provider hospitals for inpatient care received by linked Beneficiaries who have selected the indemnity or PPO options of the Point of Service Benefit Program for the provision of Covered Medical Services at the time of service ("Indemnity Loss"). If such total reimbursement for non-network hospitals and optional PPO Participating Provider hospitals is less than the amount withheld in Provider's Point of Service Reserve Fund after an annual (contract year) reconciliation, then Provider shall be paid the difference between the total amount withheld in the Point of Service Reserve Fund and the amount paid by Foundation for the Indemnity Loss. To allow adequate time for claims runout, Foundation shall make such payments required in this Section within 220 days after the end of each contract year. Foundation shall pay Provider the Capitation Compensation for each Beneficiary entitled to receive such services from Provider during a particular month on or before the 15th day of such month. Foundation's payment shall be subject to the provisions of Sections 2.15 and 3.4 of the Agreement.

         3.       Other Performance Obligations of Provider. Provider shall
                  ------------------------------------------
                  comply with Sections A(2.2), A(2.3), A(2.4), A(2.5), A(2.6),
                  A(2.7), A(3) and A(4) contained above in this Addendum B, with respect to the Point of Service Benefit Programs.

                                                          Addendum B, Exhibit 1









                             EXHIBIT 1 TO ADDENDUM B

                      FEE-FOR-SERVICE COMPENSATION SCHEDULE

                            HMO/POS BENEFIT PROGRAMS

                 ASSIGNED AND UNASSIGNED BENEFICIARIES SERVICES


Compensation to Provider for the delivery of Medically Necessary Covered Contracted Services will be the lesser of 60% of billed charges or the rate schedule in Attachment A.

                                                                     Addendum C





                                   ADDENDUM C

                         TO FACILITY PROVIDER AGREEMENT

                             MEDICARE RISK PROGRAMS


Provider understands and agrees that the obligations of Foundation set forth in this Addendum shall be the obligations of Foundation Health, a California Health Plan, an Affiliate of Foundation Health Corporation, ("FHC"), and not the obligations of FHC or any other Affiliate of FHC. All references to "Beneficiaries" in this Addendum are deemed to refer to "Medicare
Beneficiaries".

A.       DEFINITIONS
         -----------

For purposes of this Addendum, the definitions included herein shall have the meaning required by law to applicable Medicare Risk Programs.

         1.       Emergency  Services.  Covered Medical Services which are
                  --------------------
                  needed immediately because of injury or sudden illness such that not receiving immediate care would risk permanent damage to the health of the Beneficiary.

         2.       Senior Value Member. A Medicare beneficiary entitled to
                  --------------------
                  receive coverage for certain health care services under the terms of the Foundation Health Senior Value Combined Evidence of Coverage, Member Contract and Disclosure Form who has elected to enroll and whose enrollment in Foundation Health Senior Value has been confirmed by the Health Care Financing Administration ("HCFA").

         3.       In-Area-Out-of-Plan Emergency Care. Emergency services
                  -----------------------------------
                  provided for Medicare Risk Beneficiaries which are performed by an entity other than Provider within 30 miles of Provider's Facility(ies).

         4.       Medicare Risk Capitated Medical Group/IPA. A Capitated
                  ------------------------------------------
                  Medical Group/IPA associated with Provider with whom Foundation contracts on a capitated compensation basis under the Medicare Risk Program to provide Capitated Group Risk Services to the Senior Value Members assigned to both Provider and Medicare Risk Capitated Medical Group/IPA.

         5.       Medicare Risk Program. A program to provide services to
                  ----------------------
                  Medicare Beneficiaries under a contract with HCFA, authorized by Section 114 of the U.S. Tax Equity and Fiscal Responsibility Act of 1982.

         6.       Medicare Risk Service Area. The area approved by HCFA and the
                  ---------------------------
                  State regulatory agency as being the area in which Foundation may market and enroll Beneficiaries. At any given time during the term of this Agreement, the Medicare Risk Service Area consists of the list of zip codes currently approved by HCFA and/or the State regulatory agency as the Medicare Risk service area. This is not necessarily the area for which Provider shall be responsible for "in-area" care.

         7.       Out-of-Area Emergency Care. Emergency services performed more
                  ---------------------------
                  than 30 miles from Provider's Facility(ies).

         8.       Primary Care Physician (PCP). The physician selected by or
                  -----------------------------
                  assigned to a Medicare Risk Beneficiary to provide primary care services and to serve as a coordinator to manage utilization and quality of other medical services. Only physicians who practice as general practitioners or who practice in and are Board eligible or certified in the specialties of family practice, geriatrics, pediatrics (for Medicare eligible infants and children only) or internal medicine, and who are able to directly provide a comprehensive range of primary care services, shall be eligible for listing as a Medicare Risk PCP.

         9.       Provider Service Area. The geographic area within the zip
                  ----------------------
                  codes as defined by Exhibit 2 this Addendum.

         10.      Senior Value Combined Evidence of Coverage, Member Contract
                  -----------------------------------------------------------
                  and Disclosure Form. A contract, revised annually, between a
                  --------------------
                  Senior Value Member and Foundation under which a Senior Value Member is entitled to receive coverage for certain hospital, medical and other health services. Foundation shall notify Provider immediately of any material modifications or amendments to the contract which would reasonably require renegotiation of the financial provisions of this Agreement.

         11.      Urgently Needed Care.
                  ---------------------

                  (a)      In-Area Urgently Needed Care. Non-Emergency, in-area
                           -----------------------------
                           Covered Medical Services obtained to treat a condition where the condition or other circumstances are such that obtaining a future appointment through standard procedures would result in severe pain or might reasonably be judged by the Beneficiary to risk a serious deterioration of the Beneficiary's health.

                  (b)      Out-of-Area Urgently Needed Care. Non-Emergency
                           ---------------------------------
                           Covered Medical Services obtained to treat an unforeseen condition while a Beneficiary is temporarily outside of the Medicare Risk Service Area where the condition is such that waiting to return to the service area would risk a serious deterioration of the Beneficiary's health.


B.       MEDICARE RISK BENEFIT PROGRAMS
         ------------------------------

         1.       Provider Obligations. Provider agrees to render Contracted
                  ---------------------
                  Services or Provider Risk Services to Beneficiaries eligible for coverage under Title XVIII of the Social Security Act, as amended, (otherwise known as Medicare), in accordance with the terms and conditions of Foundation's Medicare Risk Programs. Foundation shall provide Provider with the Benefit Program Requirements of such Benefit Programs not set forth in this Addendum. Such Benefit Program Requirements include the provisions of the applicable Senior Value Combined Evidence of Coverage, Member Contract and Disclosure Form, operational policies and procedures, Utilization Management Program and Quality Management Program requirements with which Provider shall comply in rendering Contracted Services or Provider Risk Services, as applicable, under this Addendum. Provider acknowledges that the determination of Provider Risk Services and all other services shall be governed by coverage guidelines established by Medicare, and the Medicare Risk Benefit Program and Benefit Program Requirements, with Foundation being solely responsible for final coverage determinations, subject to the applicable appeal procedures.

         2.       Continuation  of Services After  Termination.  After
                  ---------------------------------------------
                  termination of this Agreement, Foundation shall be liable for payment of Covered Medical Services rendered by Provider (other than for Copayments) to a Senior Value Member who retains eligibility or is under the care of Provider at the time of termination, until the services being rendered to the Senior Value Member by Provider are completed, unless Foundation makes reasonable and medically appropriate provision for the assumption of such services by another Participating Provider. Foundation shall reimburse Provider for all services rendered pursuant to this Section at Medicare allowable assignment rates and Provider shall accept such payment, together with any authorized

                  Copayment, as payment in full. Notwithstanding the above or any other provisions to the contrary, Provider agrees that, in the event Foundation ceases operations for any reason, including insolvency, Provider shall provide Contracted Services and shall not bill, charge, collect or receive any form of payment other than an authorized Copayment, nor shall Provider collect a deposit from any Senior Value Member or persons acting on their behalf, nor have any recourse against a Senior Value Member or persons acting on their behalf, for Contracted Services provided after Foundation ceases operations. This continuation of Contracted Services obligation shall be for the period for which member premium has been paid, not to exceed a period of 30 days, except for those Senior Value Members who are hospitalized on an inpatient basis. Provider shall continue to arrange for Contracted Services to those Senior Value Members who are hospitalized on an inpatient basis at the time this Agreement is no longer in effect until the Senior Value Member is discharged from the hospital. No amendment or modification of the provisions of this Section B.(2) shall be allowed without the prior written approval of the Secretary of the U.S. Department of Health & Human Services, or the Secretary's designee.

         3.       Reconciliation  of Eligibility.  Notwithstanding  the
                  -------------------------------
                  provisions contained in Section 3.4 of the Agreement, Foundation shall assume financial responsibility for care provided to an ineligible person due to retroactivity or otherwise erroneous, incomplete or late Eligibility List data Such care shall be provided at the lesser of the amount which the Medicare program would have paid plus any applicable deductible or copayment, or the compensation contained in
                  Exhibit 1 to Addendum B. However, Foundation shall only be responsible for such payment in the event that no other payor, including Medicare, Medi-Cal, or other HMO or insurance plan, or other individual is responsible for such care, and when Provider has used Provider's best efforts to verify and confirm eligibility from Foundation for any patient whose eligibility is or should have been in question, or who required institutional or other high cost care.

         4.       Prohibition  on Removal of Plan Assigned  Members.  Neither
                  --------------------------------------------------
                  Provider, Provider's employees nor Provider's subcontractors under the Agreement shall request, demand, require or otherwise seek, directly or indirectly, the termination from the Medicare Risk Benefit Plan of any Beneficiary based upon the Beneficiary's need for or utilization of medically required services, or in order to gain financially or otherwise from such termination. Provider may request that Foundation terminate coverage of a Beneficiary for reasons of fraud, disruption of medical services, or failure to follow a physician's orders, or for any of the reasons for mandator disenrollment specified by HCFA. However, Provider agrees that Foundation shall have sole and ultimate authority to terminate a Medicare Risk Beneficiary's coverage, and Provider understands that any requested termination is subject to prior approval by HCFA.

         5.       Operations  Policies and Procedures.  Provider shall have or
                  ------------------------------------
                  develop written administrative and operational policies and procedures to administer the Medicare Risk Program.

         6.       Member Services. Provider shall cooperate fully with
                  ----------------
                  Foundation in the investigation and resolution of complaints by Senior Value Members regarding Provider, the services Provider renders or that are provided by subcontractors, in compliance with HCFA, California Department of Corporations and California Department of Health Services requirements.

         7. Reports and Administration. Foundation shall have sole responsibility for filing reports, obtaining approval from, and complying with the applicable laws and regulations of federal, State and local governmental agencies having jurisdiction over Foundation. Provider shall cooperate in providing Foundation with such information and assistance regarding Senior Value Members and Provider's performance under this Agreement and Addendum C as Foundation may reasonably require in filing such reports. Foundation shall perform all the necessary administrative, accounting, enrollment and other functions appropriate for the marketing and administration of its Senior Value Benefit Programs and this Agreement. Any material change in Foundation's marketing and administrative policies and procedures affecting Provider shall be promptly communicated by Foundation.

C.       COMPENSATION
         ------------

         1.       Fee-For-Service Contracted Services. Provider shall render
                  ------------------------------------
                  Contracted Services which are not Provider Risk Services to Beneficiaries of Foundation's Benefit Programs covered under this Addendum on a fee-for-service, per diem or DRG basis. As compensation for providing such Contracted Services, Provider shall be paid the rates set forth on Exhibit 1 of this Addendum. Such compensation shall be paid within 27 working days of receipt by Foundation of a complete and accurate claim for Covered Services rendered to a Beneficiary.

         2.       Capitation; Provider  Risk  Services.  Provider  shall render
                  -------------------------------------
                  Provider Risk Services for each Beneficiary linked to such Capitated Medicare Risk Medical Group/IPA(s) as are delineated on Exhibit 2 of this Addendum. Provider/Facility Risk Services, Capitated Group Risk Services and Foundation Risk Services are set forth on Exhibit 3 of this Addendum. As compensation for rendering Provider Risk Services, Foundation shall pay Provider the Capitation Compensation as set forth in
                  Exhibit 2 of this Addendum for each Beneficiary eligible to receive such services from Provider during a particular month. Notwithstanding any provision in this paragraph to the contrary, only one Capitation Compensation shall be paid by Foundation for both a mother and newborn child during the first 30 days following the baby's birth. Such Capitation Compensation shall be paid by Foundation on or before the 15th day of such month. Foundation's payment shall be subject to the provisions of Sections 2.15 and 3.4 of the Agreement.

         3. Compensation to Other Providers of Provider Risk Services. Provider shall compensate all other providers of Provider
                  Risk Services for services provided to assigned Beneficiaries. Provider shall process and pay or deny all "clean" claims submitted by other providers related to Foundation Medicare Risk Beneficiaries, for Provider Risk Services not rendered by Provider, within the time limits specified by HCFA, the State regulatory agency, and State Department of Health Services. Current HCFA guidelines specify that "clean" claims be paid or denied within 27 days of receipt by the plan or its contracted responsible payo
                 (Provider in this case), and within 60 days for claims
                  requiring significant medical review. Claims that are denied, either fully or partially, are subject to appeal to HCFA by members and/or the provider whose claim is denied. Provider shall either follow and use the HCFA guidelines and model denial letters when denying claims or it shall submit
                 [no later than 20 days of receipt for clean claims and 55 days for other claims] recommendations to deny a claim to Foundation for review, determination of coverage and, if appropriate, preparation of HCFA approved formal denial letter to the provider or member. If the latter choice is made by Provider, Foundation shall consult with Provider prior to overruling a recommendation to deny a claim made by Provider. Clean claims must be paid by Provider at reasonable rates for the service in question, or, if negotiations fail within a reasonable period of time, at least at the rate that the Medicare program would have paid on a fee-for-service, per diem or DRG basis, plus Medicare deductible and copayment, where applicable. Provider shall maintain adequate records and procedures to record dates of receipt, processing, and payment of claims from non-contracted providers. Foundation shall assist Provider in obtaining agreement from such non-contracted providers to accept payment rates which do not exceed the Medicare allowable rate. In the event that Provider does not process and pay eligible claims submitted by other providers for Provider Risk Services not rendered by Provider within the applicable time limits as specified above, Foundation reserves the right to pay such claims and deduct the amount paid from Provider's monthly Capitation Compensation.

         4.       Access to Financial Records. In that Provider will be
                  ----------------------------
                  compensated on other than a fee-for-service basis and is responsible for paying claims of other providers as set forth in Section 3 above, Foundation also shall have access to all financial records relating to the financial condition of Provider. Provider agrees to submit reports and financial information as is necessary for Foundation to comply with regulatory requirements to monitor the financial and administrative viability of capitated providers.

         5.       Provider's Service Area. Provider's Service Area as described
                  ------------------------
                  in Section A above denotes the geographic area within which Provider is responsible for providing and/or paying for all Provider Risk Services rendered on an Emergency basis to Beneficiaries assigned to Provider. In addition, Provider is responsible for paying for all Provider Risk Services rendered by any provider anywhere on a non-Emergency basis to Provider's assigned Beneficiaries, unless such services are Excluded Services.

         6.       Encounter  Data.  Provider shall provide  Foundation with all
                  ----------------
                  encounter information as required under Section 2.15 of this Agreement.

         7.       Shared Risk Pool. Foundation shall withhold 15% of Provider's
                  -----------------
                  capitation compensation each month and deposit the entire amount into a Shared Risk Pool. As an incentive to maintain inpatient utilization within reasonable limits, Provider, Medicare Risk Capitated Medical Group/IPA and Foundation shall participate in the Shared Risk Pool Program as set forth in Section 7.1 below.

                  7.1      Shared Risk Pool Program. Distribution of the Shared
                           -------------------------
                           Risk Pool shall be made to Provider and the Medicare Risk Capitated Medical Group/IPA(s) based upon the measurement of actual hospital utilization as measured each contract year, and in accordance with the Shared Risk Pool Matrix contained in Exhibit 4 to this Addendum. For purposes of this measurement, "hospital days" shall include the following: all acute inpatient (in and out-of-area) days, all out-patient surgery days, all skilled nursing facility (SNF) days and any other subacute days. Each outpatient surgical episode shall count as one "hospital day", each SNF day as 0.25 day and other subacute days as 0.50 day. All days shall be counted in the month of a Beneficiary's discharge. Distribution of the Shared Risk Pool for each contract year shall occur within 120 days following the end of such contract year. Claims/utilization applicable to the year in question that are not received by Foundation within 90 days of the end of such year shall be carried forward into the utilization results for the subsequent year. The amount of the incentive to be paid is determined on the basis of experience for the entire contract year, including claims for out-of-plan services received within 90 days of the end of the contract year.

         8.       Foundation Medical Risk Fund. Foundation shall establish a
                  -----------------------------
                  Medical Risk Fund into which it shall deposit the entire Medical Risk Fund allocation each month. Foundation shall pay all Covered Medicare Risk Benefit Program services as Foundation's responsibility in Exhibit 3 to this Addendum, "Division of Financial Responsibility" and related administrative fees and costs from the Foundation Medical Risk Fund. Any surplus or deficit in this Foundation Medical Risk Fund shall remain with and be the responsibility of Foundation.

         9.       Contracted  Services  Reciprocity.  When a Beneficiary not
                  ----------------------------------
                  assigned to Provider under a Capitated Compensation method receives services from Provider, then Provider shall accept compensation based upon the rates set forth in Exhibit 1 of this Addendum.

                                                          Addendum C, Exhibit 1




                             EXHIBIT 1 TO ADDENDUM C

                      FEE-FOR-SERVICE COMPENSATION SCHEDULE

                         MEDICARE RISK BENEFIT PROGRAMS


Compensation to Provider for the delivery of Medically Necessary Covered Contracted Services will be the lesser of 85% of the Medicare allowable fee schedule, 60% of billed charges, or the rate schedule in Attachment A.

                                                                      Addendum D




                                   ADDENDUM D

                         TO FACILITY PROVIDER AGREEMENT

                                MEDI-CAL PROGRAM


Provider understands and agrees that the obligations of Foundation set forth in this Addendum shall be the obligations of Foundation Health, a California Health Plan, an Affiliate of Foundation Health Corporation ("FHC"), and not the obligations of FHC or any other Affiliate of FHC. Foundation has entered into a prepaid health plan agreement ("PHP Agreement"), with the State Department of Health Services ("DHS") under which Foundation has agreed to provide medical services covered under California's Medi-Cal program, including Provider Risk Services, to Medi-Cal Beneficiaries enrolled in or otherwise assigned to Foundation, on a prepaid basis. Pursuant to the requirements of the Medi-Cal Program, this Agreement and any subcontracts as requested, must be filed with DHS. All references to "Beneficiaries" in this Addendum are deemed to refer to "Medi-Cal Beneficiaries".

A.       PROVIDER RISK SERVICES
         ----------------------

         1.       Provider Risk Services. Provider shall  render  the Provider
                  -----------------------
                  Risk Services set forth in Exhibit 3 to this Addendum to Beneficiaries eligible for coverage and enrolled in Foundation under the PHP Agreement, who select or are assigned to Provider, or who select or are assigned to a Capitated Medical Group/IPA listed on Exhibit 2 of this Addendum, as of the end of a particular month. Provider shall provide such services in accordance with this Agreement, this Addendum and the applicable Benefit Program Requirements. Foundation shall provide Provider with Benefit Program Requirements not set forth in this Addendum. Such Benefit Program Requirements may include Utilization Management Program and Quality Management Program requirements.

B.       COMPENSATION PROVISIONS
         -----------------------

         1.       Fee-For-Service Contracted Services. Provider shall render
                  ------------------------------------
                  Contracted Services which are not Provider Risk Services to Beneficiaries of Foundation's Benefit Programs covered under this Addendum on a fee-for-service or per diem basis except for Provider Risk Services rendered to Beneficiaries assigned to Provider under a Capitation Compensation method. As compensation for providing such Contracted Services, Provider shall be paid in accordance with the rates set forth on
                  Exhibit 1 of this Addendum. Such compensation shall be paid within 45 working days of receipt of a complete and accurate claim for Covered Services rendered to a Beneficiary.

         2.       Provider Risk  Services.  Foundation  shall pay Provider the
                  ------------------------
                  applicable Capitation Compensation described in Exhibit 2 to this Addendum for each Beneficiary entitled to receive Provider Risk Services from Provider during the month to which the Capitation Compensation applies, on or before the _______________ (_____) day following Foundation's receipt of payment for that month from the California Department of Health Services. Notwithstanding any provision in this paragraph to the contrary, only one Capitation Compensation shall be paid by Foundation for both a mother and newborn child during the child's month of birth and the immediately following month. Provider shall hold harmless and not seek to recover against the State of California or any Beneficiary in the event Foundation fails to make any payment required hereunder.

         3. Contracted Services Reciprocity. When a Beneficiary not assigned to Provider under a Capitated Compensation method receives services from Provider, then Provider shall accept compensation based upon the rates set forth in Exhibit 1 of this Addendum.

                                                                      Addendum D



C.       GENERAL PROVISIONS
         ------------------

         1.       Subcontracts and Assignment. Any subcontract for the
                  ----------------------------
                  provision of Contracted Services shall require that the subcontractor make all applicable books and records available at all reasonable times for inspection, examination or copying by Foundation and the California Department of Health Services, retain such books and records for a term of at least five years from the close of the California fiscal year in which the subcontract is in effect, and comply with the nondiscrimination and compliance provisions set forth in
                  Section 6, below.

         2.       Disclosure of Interest. Provider shall submit to Foundation a
                  -----------------------
                  Disclosure of Interest form, attached as Exhibit 4 to this Addendum for officers and other persons associated with Provider as required by Welfare and Institutions Code, Section 14452 and described in Exhibit 4.

         3.       Beneficiary Education. Provider shall make health education
                  ----------------------
                  materials and programs available to Beneficiaries on the same basis that it makes such materials and programs available to the general public, and shall use its best efforts to encourage Beneficiaries to participate in such health education programs.

         4.       Grievances.  Provider and Foundation  agree to cooperate i
                  -----------
                  resolving all grievances relating to the provision of services to Beneficiaries. Copies of complaint forms and Foundation's grievance procedure will be made available to Provider and all Beneficiaries. Provider agrees to report any complaint directly to Foundation within one business day of receipt, whether resolved directly or not. All complaints will be logged by Foundation, a form letter acknowledging the complaint will be sent to the Beneficiary within 20 days of its receipt, and a brief summary of the resolution of the complaint will be sent to the Beneficiary within 30 days thereafter. Provider agrees to comply with Foundation's grievance procedure and to abide by Foundation's adjudication process for grievances concerning Provider and Beneficiaries, including any fair hearing procedure involving the State of California or Foundation. Beneficiaries may request disenrollment from the Benefit Plan or a fair hearing from the State or Foundation.
                           In the event that complaints from Beneficiaries
                  regarding Provider Risk Services are received by Foundation, Foundation shall forward the complaint to Provider, who shall attempt to resolve the complaint informally. If the complaint cannot be resolved satisfactorily within a reasonable period of time by direct communication between Provider and the Beneficiary, the matter will be submitted for resolution in accordance with Foundation's grievance procedures.

         5.       Relationship of the Parties.  Provider shall be solely
                  ----------------------------
                  responsible, without interference from Foundation or its agent, for providing Provider Risk Services to Beneficiaries, and shall have the right to object to treating any individual who makes onerous the relationship between Provider and Beneficiary. In the event of a breakdown in such relationship, Foundation shall make reasonable efforts to assign the Beneficiary to another Participating Provider. If reassignment is unsuccessful, a request may be filed with the State of California to permit termination of services to such Beneficiary. Approval from the State must be obtained before Provider terminates services to such Beneficiary.

         6.       Fair   Employment   Requirements.   During  the  term  of
                  ---------------------------------
                  this Agreement, Provider and its subcontractors shall not unlawfully discriminate against any employee or applicant for employment becaus of race, religious creed, color, national origin, ancestry, physical disability, mental disability, medical condition, marital status, age (over 40) or sex. Provider and its subcontractors also shall ensure that the evaluation and treatment of their employees and applicants for employment are free of such discrimination. Provider and its subcontractors shall comply with the provisions of the Fair Employment & Housing Act (California Government Code, Section 12990 et seq.) and the applicable regulations promulgated
                  -------
                  thereunder  (California  Code of  Regulations,  Title 2,
                  Section 7285.0 et seq.).  The applicable regulations of the
                                 -------
                  Fair

                  Employment & Housing Commission implementing Government Code,
                  Section 12990, set forth in Chapter 5 of Division 4 of Title 2 of the California Code of Regulations are incorporated into this Agreement by reference and made a part hereof as if set forth in full. Provider and its subcontractors shall give written notice of their obligations under this clause to labor organizations with which they have a collective bargaining or other agreements.

         7.       Regulation.  Foundation  is  subject to the  requirements  of
                  -----------
                  Chapter 2.2 of Division 2 of the California Health and Safety Code, the California Welfare and Institutions Code, and Subchapter 5.5 of Chapter 3 of Title 10 and other portions of Title 22 of the California Code of Regulations. Provider and Foundation agree to be bound by any provision required by any of such laws or regulations to be in this Agreement or Addendum, and with all other laws, regulations and contractual obligations incumbent upon Foundation. Additionally, Provider shall comply with all standards expressed in the PHP Agreement, and Chapters 3 and 4 of Subdivision 1 of Division 3 of Title 22 of the California Code of Regulations. Further, Provider agrees that this Agreement, as it applies to Beneficiaries covered under this Addendum shall be governed by and construed in accordance with the contractual obligations of Foundation under the PHP Agreement, as well as with all applicable State, federal and local laws, rules and regulations.

         8.       Notice. Provider agrees, as long as it provides Contracted
                  -------
                  Services to Beneficiaries, to notify the California Department of Health Services in the event this Agreement is amended or terminated. Notice to the California Department of Health Services is considered given when properly addressed and deposited with the United States Postal Service as first class certified mail, postage attached.

         9.       Reports and Information. Provider shall provide Foundation,
                  ------------------------
                  within the time requested by Foundation, with all such reports and information as Foundation may require to allow it to meet the reporting requirements under the PHP Agreement or any applicable law, rule or regulation.

         10.      Confidentiality  of  Information. Notwithstanding  any  other
                  ---------------------------------
                  provision of this Agreement or Addendum to the contrary, names of persons receiving public social services are confidential and are to be protected from unauthorized disclosure in accordance with Title 45, Code of Federal Regulations, Section
                  205.50 and Section 14100.2 of the California Welfare and Institutions Code and the regulations adopted thereunder. For the purposes of this Agreement, all information, records, data, and data elements collected and maintained for or in connection with performance under this Agreement and pertaining to Beneficiaries shall be protected by Provider from unauthorized disclosure. With respect to any identifiable information concerning a Beneficiary under this Agreement that is obtained by Provider or its subcontractors, Provider: (i) will not use any such information for any purpose other than carrying out the express terms of this Agreement; (ii) will promptly transmit to Foundation all requests for disclosure of such information, (iii) will not disclose, except as otherwise specifically permitted by this Agreement, any such information to any party other than Foundation without Foundation's prior written authorization specifying that the information is releasable under applicable law, and will, at the expiration or termination of this Agreement, return all such information to Foundation or maintain such information according to written procedures provided Provider by Foundation for this purpose. Provider shall ensure that its subcontractors comply with the provisions of this paragraph.

         11.      Coordination  of  Benefits.  Provider  shall  abide  by  and
                  ---------------------------
                  comply with the requirements of Foundation's Coordination of Benefits policy. The above notwithstanding, Provider shall make no claim for recovery for Contracted Services rendered to a Beneficiary when such recovery would result from recovery from an action involving the tort liability of a third party or casualty liability insurance, including workers' compensation awards and uninsured motorist coverage. Provider shall notify Foundation of cases in which an action by the Beneficiary involving the tort or workers' compensation liability of a third party could result in a recovery by the Beneficiary. Additionally, Provider shall promptly provide: (a) all information requested by Foundation in connection with the provision of Provider Risk Services to a Beneficiary who may have an action for recovery from any such third party; (b) copies of all requests by subpoena from attorneys, insurers or Beneficiaries for copies of bills invoices or claims for Provider Risk Services; and (c) copies of all documents released as result of such requests. Provider shall ensure that its subcontractors comply with the provisions of this paragraph.

                                                          Addendum D, Exhibit 1




                             EXHIBIT 1 TO ADDENDUM D

             MEDI-CAL PROGRAM FEE-FOR-SERVICE COMPENSATION SCHEDULE


Compensation to Provider for the delivery of Medically Necessary Covered Contracted Services will be the lesser of 100% of the Medi-Cal allowable fee schedule, 60% of billed charges, or the rate schedule in Attachment A.

                                                          Addendum D, Exhibit 4



                             EXHIBIT 4 TO ADDENDUM D

                                 DISCLOSURE FORM
      (Required by California Welfare and Institutions Code Section 14452)


                               (Name of Provider)

The undersigned hereby certifies that the following information regarding:

-------------------------------------------------------------------------------

(the "Organization") is true and correct as of the date set forth below:

Officers/Directors/General Partners:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Co-Owner(s):
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Stockholders owning more than ten percent of the stock of the Organization:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Major creditors holding more than five percent of Organization's debt:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Form of Organization (Corporation, Partnership, Sole Proprietorship, Individual, etc.):

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


If not already disclosed above, is Organization, either directly or indirectly related to or affiliated with the Contracting Health Plan? Please explain:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------


Dated:                                 Signature: _____________________________
--------------------------
                                       Name: ________________________________
                                                (Please type or print)
                                       Title: _________________________________
                                                (Please type or print)

                                                                      Addendum E


                                  ADDENDUM E

                         TO FACILITY PROVIDER AGREEMENT

      MEDICARE SUPPLEMENT, MEDICARE SELECT AND SUPPLEMENTAL MEDICAL BENEFIT

                                    PROGRAMS


Provider understands and agrees that the obligations of Foundation hereunder are the obligations of:

         [X]        Foundation Health, a California Health Plan

         [X]        Foundation Health National Life Insurance Company

         [_]        Other: __________________________________

as applicable, all of which are Affiliates of Foundation Health Corporation ("FHC"), and not the obligations of FHC or any other Affiliate of FHC.

Provider agrees to provide Contracted Services to Beneficiaries eligible for coverage under Title XVIII of the Social Security Act, as amended, (otherwise known as Medicare), or other Beneficiaries in accordance with the terms and conditions of Foundation's Medicare Supplement, Medicare Select or other Supplemental Medical Programs.

A.       MEDICARE SUPPLEMENT AND MEDICARE SELECT BENEFIT PROGRAMS

         1. Fee-for-Service Compensation. Under the Medicare Supplement and
            -----------------------------

            Medicare Select Programs, Provider shall accept Medicare assignment from Beneficiaries for Contracted Services covered under Medicare, and shall bill and accept payment from Medicare as payment in full for such services, except for applicable Copayments and deductibles. Provider shall bill Foundation, and not Beneficiaries, for such Copayments and deductibles. For Contracted Services rendered that are not covered under Medicare, but which are covered under the applicable Medicare Supplement or Medicare Select Program, Provider shall be paid the lessor of Provider's billed charges or the HMO fee-for-service or per diem compensation rates set forth on Exhibit 1 to Addendum B, if Provider is not participating in the HMO Benefit Program Provider shall be reimbursed 80% of Provider's billed charges. Such compensation shall be paid subject to the billing requirements set forth in Section 3.2 of the Agreement.

B.       SUPPLEMENTAL MEDICAL BENEFIT PROGRAMS

         1.       Fee-for-Service Compensation. Under a Supplemental Medical
                  -----------------------------
                  Benefit Program, Provider shall render Contracted Services covered under a Beneficiary's primary health care program, and shall bill and accept payment from that primary health care program as payment in full for such services, except for applicable Copayments. Provider shall bill Foundation, and not Beneficiaries, for such Copayments. For Contracted Services rendered that are not covered under the Beneficiary's primary health care program, but which are covered under the applicable Foundation Supplemental Medical Program, Provider shall be paid the lessor of Provider's billed charges or the HMO fee-for-service or per diem rates set forth on Exhibit 1 to Addendum B, if Provider is not participating in the HMO Benefit Program Provider shall be reimbursed 80% of Provider's billed charges. Such copayments and compensation shall be paid subject to the billing requirements set forth in Section 3.2 of the Agreement.

                                                           Addendum E, Exhibit 1




                             EXHIBIT 1 TO ADDENDUM E

     MEDICARE SUPPLEMENT, MEDICARE SELECT AND SUPPLEMENTAL MEDICAL BENEFIT

                                    PROGRAMS

                      FEE-FOR-SERVICE COMPENSATION SCHEDULE


Compensation to Provider for the delivery of Medically Necessary Covered Contracted Services will be the lesser of 85% of the Medicare allowable fee schedule, 60% of billed charges, or the rate schedule in Attachment A.

                                                                     Addendum F



                                   ADDENDUM F

                         TO FACILITY PROVIDER AGREEMENT

            CHAMPUS, CHAMPUS SUPPLEMENT AND OTHER GOVERNMENT BENEFIT

                                    PROGRAMS


Provider understands and agrees that the obligations of Foundation hereunder are obligations of:

         [X]        Foundation Health Federal Services, Inc.

         [X]        Foundation Health, a California Health Plan

         [X]        Foundation Health National Life Insurance Company

         [_]        Other: __________________________________

as applicable, an Affiliate of Foundation Health Corporation ("FHC"), and not obligations of FHC or any other Affiliate of FHC. Foundation may contract with the United States Department of Defense ("DoD"), or with other entities which contract with DOD, to arrange for the provision of health and administrative services to certain Beneficiaries of the Civilian Health and Medical Program of the Uniformed Services ("CHAMPUS"), and may contract with other local, state or federal agencies to arrange for the provision of health, administrative and certain other services to the Beneficiaries of other local, state and/or federal programs.

A.       CHAMPUS PROGRAMS AND REGULATIONS
         --------------------------------

         1.       CHAMPUS Programs. CHAMPUS Programs are those services and
                  -----------------
                  benefits which require the use of the services of a contracted medical provider network and are purchased by the United States Government through the authorized agency pursuant to Chapter 55 of Title 10 of the United States Code and the regulations promulgated thereunder.

         2.       CHAMPUS Regulations. Foundation is obligated to comply with
                  -------------------
                  all applicable CHAMPUS regulations, operations manuals, Automated Data Processing manuals, policy manuals and the prime contract technical proposals, and with the American Disabilities Act. These documents provide a comprehensive description of the applicable CHAMPUS program benefits and operational requirements. The parties to this Agreement acknowledge that all services rendered by Provider hereunder are governed by such requirements. Foundation shall provide Provider with all information regarding such requirements as necessary for proper compliance.

         3.       Fee-for-Service Contracted Services. Provider shall render
                  ------------------------------------
                  Contracted Services to Beneficiaries of CHAMPUS Programs, including the TRICARE Prime and TRICARE Extra Programs, covered under this Addendum on a fee-for-service, per diem or DRG basis. As compensation for providing such Contracted Services, Provider shall be paid the rates set forth in
                  Exhibit 1 of this Addendum. Such compensation shall be paid within 30 working days of receipt by Foundation of a complete and accurate claim for Contracted Services rendered to a Beneficiary in accordance with the provisions of Section 3.2(a) and 3.2(b) of the Agreement.

         4.       Primary Care Manager (PCM). or Primary Care Physician is a
                  --------------------------
                  physician who is a Participating Provider and who is responsible pursuant to the applicable CHAMPUS Benefit Program for coordinating and managing the delivery of Covered Medical Services to Beneficiaries selected or assigned to such physician.

                                                                     Addendum F


         5.       Supplemental Care. Foundation will work with MTF Commanders
                  -----------------
                  to define Supplemental Care needs and to extend TRICARE contract rates to the MTF's for those services.


B.       CHAMPUS SUPPLEMENT PROGRAMS
         ---------------------------

         1.       Fee-for-Service Compensation. Under a CHAMPUS Supplement
                  ----------------------------
                  Medical Coverage Program, Provider shall render Contracted Services covered under the Standard CHAMPUS Benefit Program, and shall bill and accept payment from CHAMPUS or its agent as payment in full for such services, except for applicable Copayments. Provider shall bill Foundation, and not Beneficiaries, for such Copayments. For Contracted Services rendered that are not covered under the Standard CHAMPUS program, but which are covered under the applicable Foundation CHAMPUS Supplement Medical Program, Provider shall be paid the compensation rates set forth on Exhibit 1 to Addendum E. Such Copayments and compensation shall be paid within the time and subject to the billing requirements set forth in Section 3.2 of the Agreement.

C. OTHER GOVERNMENTAL PROGRAMS. Foundation may contract with local, State or federal entities to provide medical delivery programs such as universal health care programs, or other Benefit Programs for which Foundation has contracted with a Payor to provide Participating Provider networks, or certain Covered Medical Services. Provider shall render Contracted Services covered under such other governmental benefit programs, and shall bill and accept payment from Foundation or a Payor as payment in full for such services, except for applicable Copayments, in accordance with the HMO fee-for-service or per diem compensation rates set forth on Exhibit 1 to Addendum B.

D.       PROVIDER OBLIGATIONS
         --------------------

         1.       Contracted  Services. Provider shall provide Contracted
                  --------------------
                  Services to Beneficiaries of CHAMPUS,CHAMPUS Supplement and other governmental programs in accordance with the terms and conditions of those programs. Provider must be contracted and accept assignment for both CHAMPUS and Medicare as Participating Providers in order to render services to CHAMPUS Beneficiaries. Foundation shall provide Provider with the Benefit Program Requirements of the CHAMPUS, CHAMPUS Supplement and other governmental programs not set forth in this Addendum. Such Benefit Program Requirements may include Utilization Management Program and Quality Management Program requirements with which Provider shall comply in rendering Contracted Services under this Addendum. Participating Providers shall monitor the accessibility of care to Enrollees, and adhere to the following standards: a). office wait times for non-emergencies shall not exceed 30 minutes;
                  b). wait times for appointments for well visits shall not exceed 4 weeks, 1 week for routine visits, nor 1 day for acute illness. Participating Providers shall comply with the Foundation's reasonable efforts to monitor and evaluate same.

         2.       Performance Provisions. Provider shall provide Contracted
                  -----------------------
                  Services to Beneficiaries of CHAMPUS, CHAMPUS Supplement and other governmental programs in accordance with the following terms: a). Provider will cooperate with Foundation in the assumption and conduct of review activities, b). Provider will allocate adequate space for the conduct of on site review, c). Provider will photocopy and deliver to Foundation all required information within 30 days of a request for off-site review, d). Provider will provide Beneficiaries, in writing, their rights and responsibilities, e). Provider will inform Foundation within three working days if they issue a notice that the Beneficiary no longer requires inpatient care,
                  f). Provider will assure that each case subject to preadmission/preprocedure review has been reviewed and approved by Foundation, g). Provider will agree, when they fail to obtain certification as required, that Provider will accept full financial liability for any admission subject to preadmission review that

                                                           Addendum F, Exhibit I


                            EXHIBIT 1 TO ADDENDUM F
--------------------------------------------------------------------------------

                                                                      Addendum F

                  was not reviewed and is subsequently found to be medically unnecessary or provided at an inappropriate level, h). Foundation will reimburse Provider under the diagnosis related group reimbursement system for the costs of photocopying and postage as established by OCHAMPUS, i). Foundation shall provide detailed information on the review process and criteria used, including financial liability incurred by failing to obtain preauthorization.

         3.       Specialty Providers. Foundation requires all specialty
                  --------------------
                  Providers to request a TRICARE Prime Beneficiary to sign a release of medical information at each site visit, to include ancillary services associated with each visit whereby the PCM and/or the MTF Commanders are designated as the recipients of the medical records. Specialty Providers are required to submit the medical records to the PCM and/or MTF Commander within 14 days for all routine referrals.

         4.       Eligibility. Eligibility of all CHAMPUS and other governmental
                  -----------
                  program Beneficiaries may be verified by the designated agent of such program (e.g., Defense Enrollment Eligibility Reporting System). However, if the designated agent initially indicates that a patient is a Beneficiary under the applicable CHAMPUS or other governmental program, and that patient is later determined to be ineligible at the time of service, then Foundation shall deny any claims for payment due to non-eligibility, and Provider may seek compensation from the patient or the patient's other health insurance coverage.

         5.       National Disaster Medical System (NDMS). When required under a
                  ---------------------------------------
                  CHAMPUS prime contract, Provider shall obtain membership in the National Disaster Medical System (NDMS) network. Provider shall work in good faith with Foundation, or its representative, to become a member of NDMS as soon as possible after notification of award of such prime contract.

         6.       Access  Requirements.  When required by a particular CHAMPUS
                  --------------------
                  program, Provider understands that the Military Treatment Facility (MTF) is the first resource for health care for CHAMPUS Beneficiaries, and that Beneficiaries gain access to the civilian CHAMPUS provider network only through referral of the Health Care Finder Program, or a Beneficiary's Primary Care Manager ("PCM"), in coordination with the Health Care Finder (HCF) Program. Provider agrees to provide services to CHAMPUS Beneficiaries for non-emergency services only after obtaining appropriate non-availability statements as required from the MTF, Referral by Beneficiary's PCM, and prior authorization through the HCF Program.

         7.       Benefit Program Phase-Out. Provider agrees to use its best
                  -------------------------
                  efforts to submit all CHAMPUS claims within 30 days from date of service or discharge during the Phase-out period of a DoD prime contract.

         8.       Active Duty Personnel. When required under a DoD prime
                  ----------------------
                  Contract, Provider shall render Contracted Services to United States military active duty personnel and seek compensation from the appropriate service organization at the same rates as provided in Exhibit 1 to this Addendum.

         9.       CHAMPUS Quality and Utilization Review Programs. Provider
                  -----------------------------------------------
                  agrees to comply with all provisions of the CHAMPUS Quality and Utilization Review programs, including the provision of medical records and other documentation for cases being reviewed by Foundation or another CHAMPUS contractor in compliance with these programs. Provider further authorizes such CHAMPUS National Quality Monitoring Contractors to release all review data obtained through medical record and other document audit to Foundation.

                                                          Addendum F, Exhibit 1



                             EXHIBIT 1 TO ADDENDUM F

                      FEE-FOR-SERVICE COMPENSATION SCHEDULE

                            CHAMPUS BENEFIT PROGRAMS


Compensation to Provider for the delivery of Medically Necessary Covered Contracted Services will be the lesser of 85% of the CHAMPUS Maximum Allowable Charges, 85% of area prevailing rates, or 60% of billed charges for those services which have a defined Allowable. Services for which a procedure code has not been assigned, or are unvalued by CHAMPUS, compensation will be the lesser of Average Wholesale Price minus ten percent (AWP-10%) or 60% of billed charges.

                                                                     Addendum G





                                   ADDENDUM G

                         TO FACILITY PROVIDER AGREEMENT

                         PREFERRED PROVIDER ORGANIZATION

                  (INCLUDING POINT OF SERVICE BENEFIT PROGRAMS)


Provider understands and agrees that the obligations of Foundation set forth in this Addendum shall be the obligations of:

         [X]    Foundation Health National Life Insurance Company ("FHNL"), or

         [_]    Other: __________________________________

as applicable, all of which are Affiliates of Foundation Health Corporation ("FHC"), and not the obligations of FHC or any other Affiliate of FHC. FHNL provides preferred provider organization ("PPO") and the indemnity and optional PPO components of Point of Service Benefit Programs.

Provider understands that Foundation shall seek out Payors with whom Benefit Program, third party administrator (TPA) and other contracts may be negotiated. Foundation shall provide Provider with a listing of all such Payors, as updated from time to time by Foundation including those Payors for whom Foundation serves only in an administrative capacity. The listing shall include the Payors' utilization management administrator and claims administrator when such is not Foundation.

A.       PPO BENEFIT PROGRAMS

         1.       Compensation  Method.  Provider  shall render  Contracted
                  --------------------
                  Services to Beneficiaries of the PPO Benefit Programs covered under this Addendum. As compensation for rendering Contracted Services to Beneficiaries of a PPO Benefit Program, Provider shall be paid in accordance with the rates set forth on Exhibit 1 of this Addendum. Such compensation shall be paid within the time and subject to the billing requirements set forth in Section 3.2 of the Agreement. The above notwithstanding, for self-insured an other such Payors, Foundation shall not be obligated to pay all or any portion of any Provider claim unless and until Foundation has received sufficient funds from the applicable Payor to cover such claim.

B.       POINT OF SERVICE BENEFIT PROGRAMS
         ---------------------------------

         1.       Benefit Program Design. Under a Point of Service Benefit
                  ----------------------
                  Program, Beneficiaries may elect, at the time of obtaining each Covered Medical Service, to utilize either: (1) HMO coverage through their selected or assigned PCP; (2) other indemnity coverage through either nonparticipating providers, or Participating Providers where other Benefit Program Requirements are not met; or (3) optional PPO coverage by self-referring to PPO Participating Providers.

         2.       Compensation Method. Provider shall render Contracted Services
                  --------------------
                  on a fee-for-service or per diem basis to Beneficiaries of Foundation's Point of Service Benefit Programs covered under the PPO option of this Addendum. As compensation for rendering such Contracted Services, Provider shall be paid the HMO fee-for-service or per diem rates set forth in Exhibit 1 to Addendum B. Such compensation shall be paid within the time and subject to the billing requirements set forth in Section
                  3.2 of the Agreement.

                                                           Addendum G, Exhibit 1





                             EXHIBIT 1 TO ADDENDUM G

                            PPO COMPENSATION SCHEDULE


Compensation to Provider for the delivery of Medically Necessary Covered Contracted Services will be the lesser of 60% of billed charges, or the rate schedule in Attachment A.

                                                                      Addendum H



                                   ADDENDUM H

                         TO FACILITY PROVIDER AGREEMENT

           OCCUPATIONALLY ILL/INJURED OR WORKERS' COMPENSATION BENEFIT

                                    PROGRAMS


Provider understands and agrees that the obligations of Foundation set forth in this Addendum shall be the obligations of:

         [X]      Foundation Health, a California Health Plan

         [X]      Foundation Health National Life Insurance Company

         [X]      California Compensation Insurance Company

         |_|      Other: __________________________________

as applicable, all of which are Affiliates of Foundation Health Corporation ("FHC"), and not the obligations of FHC or any other Affiliate of FHC.

Foundation shall contract with Payors, which may include Affiliates of FHC, to provide Occupationally Ill/Injured or Workers' Compensation Benefit Programs for Beneficiaries for work related injuries and diseases compensable under State Occupationally Ill/Injured or Workers' Compensation law. Provider shall render Contracted Services to Beneficiaries for occupational illnesses and injuries covered under Foundation's and Payors' Occupationally Ill/Injured or Workers' Compensation Benefit Programs. Foundation shall provide Provider with a listing of all such Payors, as updated from time to time by Foundation, including those Payors for whom Foundation serves only in an administrative capacity. The listing shall include the Payors' utilization management administrator and claims administrator when such is not Foundation.

A.       OCCUPATIONALLY ILL/INJURED OR WORKERS' COMPENSATION BENEFIT PROGRAMS.
         ----------------------------------------------------------------------

         1.       Compensation Method. As compensation for the delivery of
                  -------------------
                  Contracted Services, limited as described above, Provider shall be paid in accordance with the rates set forth on
                  Exhibit 1 of this Addendum. Such compensation shall be paid within the time and subject to the billing requirements set forth in Section 3.2 of the Agreement. The above notwithstanding, for self-insured and other such Payors, Foundation shall not be obligated to pay any or all portion of any Provider claim, as allowed by applicable law, unless and until Foundation has received sufficient funds from the applicable Payor to cover such claim.

         2.       Requirements  for  Eligibility  Verification  and  Service
                  --------------------------------------------------------------
                  Authorization.
                  --------------

                  Foundation and Payor Occupationally Ill/Injured or Workers' Compensation Utilization Management Programs may require Provider to: (a) verify Beneficiary eligibility to receive Contracted Services; (b) verify that the Beneficiary's injury or disease has been determined to "arise out of and in the course of employment"; (c) determine the requested treatment is Medically Necessary to cure and relieve the work-related condition; and Contracted Services prior to rendering such services. Provider agrees to comply with such eligibility verification and/or Referral and/or Prior Authorization requirements and other verification requirements. Foundation shall advise Provider of all applicable Utilization Management Program requirements.

                                                                      Addendum H

         3.       Reports.  Provider  agrees to furnish,  upon  request,  all
                  --------
                  information reasonably required by Foundation or a Payor to verify and provide written substantiation of the provision of Contracted Services, and the charges for such services.

         4.       Return to Work.  In addition  to  Contracted  Services,  and
                  --------------
                  without further compensation from Foundation or an Payor, Provider shall work with Foundation and each Payor to develop a return-to-work program for each Beneficiary.

                                                           Addendum H, Exhibit 1


                             EXHIBIT 1 TO ADDENDUM H

        OCCUPATIONALLY ILL/INJURED OR WORKERS' COMPENSATION RATE SCHEDULE


Compensation to Provider for the delivery of Medically Necessary Covered Contracted Services will be the lesser of 90% of the Workers' compensation fee schedule, 60% of billed charges, or the rate schedule in Attachment A.

                                                                      Addendum I



                                   ADDENDUM I

                         TO FACILITY PROVIDER AGREEMENT

                               Contracted Services



         OptionCare, Bakersfield
         3400 Unicorn Rd.
         Bakersfield, CA 93308
         805/399-8866  FAX 805/399-8897
         TIN: 36-3957843
         Medicare Provider # 0309760002 Medi-Cal Provider # PHA-359430


         OptionCare, Ceres
         2800 Mitchell Rd.
         Ceres, CA 95307
         209/531-1858  FAX 209/531-0825
         TIN: 36-3957843
         Medicare Provider # 0492020001 Medi-Cal Provider # PHY-370930


         OptionCare, Chico
         15 Declaration Dr.
         Chico, CA 95973
         916/893-1337  FAX  916/893-9532
         TIN: 36-3957843
         Medicare Provider # 0388540001 Medi-Cal Provider # YP-20023


         OptionCare, Compton
         555 W. Compton Blvd.
         Compton, CA 90220-3098
         310/638-7212  FAX 310/638-1547
         TIN: 36-3957843
         Medicare Provider # 0308890001 Medi-Cal Provider # PHA-193310


         OptionCare, Eureka
         2504 Harrison Ave., Suite C
         Eureka, CA 95501
         707/441-8520  FAX 707/441-1538
         TIN: 36-3957843
         Medicare Provider # 0256530002 Medi-Cal Provider # PHA-376520

                                                                      Addendum I

         OptionCare, Fairfield
         2573 Clay Bank Rd., #11
         Fairfield, CA 94533
         707/426-5600  FAX 707/426-5602
         TIN: 36-3957843
         Medicare Provider # 0315800001 Medi-Cal Provider # PHY-371400


         OptionCare, Fresno
         6107 N. First St.
         Fresno, CA 93710
         209/439-8877 FAX 209/439-9078
         TIN: 36-3957843
         Medicare Provider # 0194480002 Medi-Cal Provider # PHA-350380


         OptionCare, Hemet
         2087 E. Florida Ave.
         Hemet, CA 62544
         909/766-6560  FAX 909/766-6562
         TIN: 36-3957843
         Medicare Provider # 0201000001 Medi-Cal Provider # PHA-339440


         OptionCare, Redding
         2021 Court St.
         Redding, CA 96001
         916/241-2273  FAX 916/241-4391
         TIN: 36-3957843
         Medicare Provider # 0256530002 Medi-Cal Provider # PHA-376520


         OptionCare, Sacramento
         3671 Business Dr.
         Sacramento, CA 95820
         916/454-0444  FAX 916/454-3586
         TIN: 36-3957843
         Medicare Provider # 0276170001 Medi-Cal Provider # PHA-374590


         OptionCare, San Diego
         7445 Mission Valley Rd.
         San Diego, CA 92108
         619/295-7595  FAX 619/295-8690
         TIN: 36-3957843
         Medicare Provider # 1065830001 Medi-Cal Provider # PHA-40992

                                                                      Addendum I


         OptionCare, San Rafael
         2165-A E. Francisco Blvd.
         San Rafael, CA 94901
         415/721-2273  FAX 404/721-2163
         TIN: 36-3957843
         Medicare Provider # 0316750001 Medi-Cal Provider # PHA-379410


         OptionCare, Stockton
         1016 E. Bianchi Rd.
         Stockton, CA 95210
         209/472-0184  FAX 209/472-0187
         TIN: 36-3957843
         Medicare Provider # D421180002 Medi-Cal Provider # PHA-405440


         OptionCare, Victorville
         15367-B Tamarack Rd.
         Victorville, CA 92392
         619/241-0424  FAX619/241-3083
         TIN: 36-3957843
         Medicare Provider # 0217890001 Medi-Cal Provider # PHA-350690


         OptionCare, Visalia
         3141 S. Mooney Blvd.
         Visalia, CA 93277
         209/732-7753  FAX 209/732-1534
         TIN: 36-3957843
         Medicare Provider # 0194480001 Medi-Cal Provider # PHA-355610


         OptionCare, Vista
         1122 N. Melrose Dr.
         Vista, CA 92083
         619/630-5350  FAX 619/630-5374
         TIN: 36-3957843
         Medicare Provider # 0487820001 Medi-Cal Provider # PHA-37096

                                                                    Attachment A


                                  ATTACHMENT A
                     Fee-For-Service Reimbursement Schedule


I.       HOME INFUSION THERAPY SERVICES

Reimbursement to Participating Provider for all medically necessary covered benefits billed under the Participating Provider's Federal Tax Identification number(s) will be as follows:

All aspects of Participating Provider's comprehensive services are covered under one of several therapy specific prices. The therapy services listed within are inclusive of:

1. Participating Provider's Clinical Services, and Nursing, including 24 hour/day, 7 days a week on call availability for pharmacy, nursing, and delivery.

2. Initial nurse assessment, two nursing visits a week, and pharmacy and clinical monitoring;

3. All therapy related IV solutions/sets, needleless system, solutions, diluent, minibags, dressings, nursing/medical supplies and equipment;

4. Support services related to delivery and transportation, equipment rental of infusion pumps and IV poles and other related equipment, line maintenance, obtaining of laboratory specimens (exception: lab draws ordered for purposes unrelated to authorized therapies), pharmacy compounding and dispensing, and hazardous/infectious waste management, waste disposal, and equipment cleaning;

5. Support services facilitating patient access and care, including Managed Care Representatives, Precertification and Preauthorization Services, education and training, and other Customer Services;

6. Information services that monitor, track and report utilization by a variety of both clinical and financial criteria, including prescription tracking and record keeping, utilization reporting, administration and overhead.

7. All medication must be billed with 90780 and the NDC number and will be allowed at AWP minus 10 percent.


A.       ANTIBIOTIC, ANTIVIRAL, AND ANTIFUNGAL THERAPY

The antibiotic, antiviral, and antifungal therapy rate is composed of the daily per diem rate, determined by the dosing schedule, plus the Average Wholesale Price (AWP) of the antibiotic minus 10 percent. This rate is applicable for central or peripheral lines.



     Dosing Schedule                             Rate/Code
   -------------------                          -----------
     Every 24 hours, q24                         $ 70.00/AB241
     Every 12 hours, q12                         $ 70.00/AB121
     Every  8 hours, q8                          $ 70.00/AB081
     Every  6 hours, q6                          $ 70.00/AB061
     Every  4 hours, q4                          $ 70.00/AB041
     Every  3 hours, q3                          $ 70.00/AB031


                                                                    Attachment A




B.       MULTIPLE ANTIBIOTIC REGIMENS (BOTH PERIPHERAL AND CENTRAL LINES):

For multiple antibiotic, antiviral, and antifungal drug regimens, the standard daily single drug therapy per diem rate will be paid for the first drug therapy, plus, for each additional drug therapy, an additional 50% of the per diem (or $35) will be paid on each additional drug therapy dosing schedule. The AWP minus 10 % of ALL antibiotic, antiviral, and antifungal drugs will be paid.



C.   TOTAL PARENTERAL NUTRITION (TPN) THERAPY

TPN therapy consists of amino acid/dextrose; including electrolytes, vitamins (excluding Vitamin K), trace elements, insulin and heparin. The TPN therapy service is composed of the daily per diem rate, determined by the daily volume of TPN solution. The per diem rate for TPN therapy INCLUDES the TPN solutions. There is NOT a separate rate for the AWP of the solutions. Lipids will be paid at a separate rate, as detailed below. Any additionally authorized additives (except renal & hepatic) will be paid at AWP minus 10 %. The pump is included in the per diem rates.



     Standard TPN Solution                             Rate/Code
     ---------------------                            ------------
     Solution  1.0 liters or less per day            $ 135.00/TP101
     Solution  1.1 to 2.0 liters per day             $ 155.00/TP201
     Solution  2.1 to 3.0 liters per day             $ 175.00/TP301
     Solution  3.1 liters or greater per day         $ 185.00/TP401

     Lipids will be paid at:

     10%  up to 500 ml                               $ 35.00/TP050
     20%  up to 500 ml                               $ 45.00/TP060



D.   CHEMOTHERAPY

The per diem service is composed of the daily per diem rate plus the Average Wholesale Price (AWP) minus 10 % of the chemotherapeutic agent.



                                                     Rate /Code
                                                     ----------
     Chemotherapy, one drug:                     $ 70.00/CH001 plus the AWP
                                                 minus 10% of the drug
Additional Drug Therapy:

     Chemotherapy, additional drug:              $ 35.00/CH002 plus the AWP
                                                 minus 10% of the drug

                                                                    Attachment A



E.   HYDRATION THERAPY

Hydration therapy consists of fluids with electrolytes. The hydration therapy service is composed of the daily per diem rate. The per diem rate for Hydration therapy INCLUDES the charge for the fluids and electrolytes. There is NOT a separate rate for the AWP of the solutions. Any additives not included in the basic hydration therapy will be reimbursed at AWP minus 10% only if authorized by Foundation.



     Standard Hydration Solution                          Rate/Code
     ---------------------------                          -----------
     Solution 1.0 liters or less per day                  $ 50.00/HD101
     Solution 1.1 to 2.0  liters per day                  $ 50.00/HD201
     Solution 2.1 to 3.0  liters per day                  $ 50.00/HD301
     Solution 3.1 liters or more per day                  $ 50.00/HD401



F.  PAIN MANAGEMENT THERAPY

The Pain Management therapy service rate is composed of the daily per diem rate plus the Average Wholesale Price (AWP) minus 10% of the analgesic drug.



                                                Rate/Code
                                                -------------
     Continuous or Intermittent pain             $ 50.00/PA101 plus the AWP
     management, one drug or multiple drugs      minus 10% of the drug


G.   ENTERAL THERAPY

The Enteral therapy service is composed of the daily per diem rate plus the Average Wholesale Price (AWP) minus 10% of the enteral solution.


     Enteral Product                                   Rate /Code
     --------------                                    ----------
     Liquid or Powder                            $ 20.00/EN100 plus the AWP
                                                 minus 10% of the enteral
                                                 product.

H.   PENTAMIDINE THERAPY

The Pentamidine therapy service is composed of the daily per diem rate plus the Average Wholesale Price (AWP) minus 10% of the drug.


                                                       Rate /Code
                                                       ----------
     Pentamidine                                 $ 65.00/AP100 plus the AWP
                                                 minus 10% of the drug



Specific equipment allowances:
------------------------------

     Compressor will be paid separately

                                                                    Attachment A


I.  GROWTH HORMONE THERAPY

The Growth Hormone therapy rate is composed of the per vial rate plus the Average Wholesale Price (AWP) minus 10% of the growth hormone.



                                                 Rate /Code
                                                 ------------
     Growth Hormone                              $ 20.00/GH100 plus the AWP m
                                                 inus 10% of the drug


K.   NEUPOGEN, EPOGEN, & PROCRIT SUBCUTANEOUS THERAPIES

The Neupogen, Epogen & Procrit therapy service is composed of the per vial rate plus the Average Wholesale Price (AWP) minus 10% of the drug.

                             Rate/Code
                             ---------
     Neupogen                $ 40.00/NE100 plus the AWP minus 10% of the drug
     Epogen                  $ 40.00/EP100 plus the AWP minus 10% of the drug
     Procrit                 $ 40.00/PR100 plus the AWP minus 10% of the drug



L.   CARDIAC (DOBUTAMINE) THERAPY

The Dobutamine therapy service is composed of the daily per diem rate plus the Average Wholesale Price (AWP) minus 10% of the drug.


                                                 Rate/Code
                                                 ---------
     Dobutamine Therapy                          $ 80.00/CA101 plus the AWP
                                                 minus 10% of the drug



M.   GAMMIMUNE THERAPY

The Gammimune therapy service is composed of the daily per diem rate plus the Average Wholesale Price (AWP) minus 10% of the drug.


                                                 Rate/Code
                                                 ---------
     Gammimune Therapy                           $ 60.00/IM101 plus the AWP
                                                 minus 10% of the drug

                                                                    Attachment A

N.   STEROID THERAPY

The Steroid Therapy service is composed of the daily per diem rate plus the Average Wholesale Price (AWP) minus 10% of the drug.


                                                Rate /Code
                                                ----------

     Steroid therapy                             $ 60.00/ST101 plus the AWP
                                                 minus 10% of the drug



O.   MULTIPLE THERAPIES

Multiple therapies are defined as TWO or more therapies as defined in sections A
- N and S which occur on the same day. Multiple therapies will be paid as follows:

     The highest daily per diem rate will be paid at 100%.
     The second highest per diem rate will be paid at 70%.
     All following per diem rates will be paid at 50%.
     All pharmaceuticals will be paid at the AWP minus 10% rate as indicated in this per diem schedule.

Multiple therapies must be billed together on one bill for the same period. The highest payment therapies will be considered first.


PER DIEM MAXIMUM

     Services for any one day of Multiple Therapies may not exceed the Maximum Per Diem Rate of $ 255.00


P.   SKILLED NURSING SERVICES

See home health nursing rates.



Q.   PICC LINE INSERTION SERVICE

The PICC Line Insertion Service consists of a charge for each PICC Line Insertion visit.


                                                Rate/Code
                                                ---------
PICC LINE INSERTION SERVICE                      $ 180.00/PC000


Excluded from the PICC Line Insertion Service in the per diem rate: Verification of PICC placement via X-Ray is not included.

                                                                    Attachment A


R.   CATHETER CARE - NON THERAPY RELATED

     All Catheters                               $6.00 per diem



S.   OTHER THERAPIES AND/OR SERVICES

Any therapies not included in the agreement will be paid at 60% of the Participating Provider's Usual and Customary rates in effect at the time the product or service was provided. All medication must be billed with 90780 and the NDC number and will be allowed at AWP minus 10 percent.


     Code for other therapies                    AD100



T.   RETURNED GOODS

All patient specific solutions premixed and delivered by Participating Provider (subject to applicable state pharmacy laws) pursuant to prescription(s) written by a patient's prescribing physician shall be billed at the time of delivery and no credit shall be allowed for return of such goods. In no case shall this charge be for in excess of three days supply.

Nonreturnable supplies which have been delivered in connection with any unused solutions (referenced in the preceding paragraph) will be paid at a daily per diem rate equal to 30% of the normal daily rate. The number of "nonreturnable supplies" per diems charged will be equal to the number of days of drug which are nonreturnable. In no case will this charge be in excess of three days.


     Code for Returned Supplies                  Use specific per diem code for
                                                 the applicable therapy with
                                                 the-22 modifier.

                                                                    Attachment A


--------------------------------------------------------------------------------

II.       HOME HEALTH NURSING

     A.       Home Health Nursing - Intermittent Nursing Services*




     Registered Nurse:

              1. Assessment:          $ 65/HH000
              2. Visit:               $ 65/HH001        3. Hourly:    $ 30/HH002

     Licensed Vocation Nurse:

              2. Visit:               $ 50/HH010        3. Hourly:    $ 25/HH011

     Home Health Aide:

              2. Visit:               $ 24/HH020

     Social Work - MSW:

              2. Visit:               $ 65/HH030

     Physical Therapy:

              2. Visit:               $ 65/HH040

     Speech Therapy:

              2. Visit:               $ 65/HH050

     Occupational Therapy:

              2. Visit:               $ 65/HH060




     1. A skilled nursing (RN) assessment visit is defined as up to and including two hours.
     2. Home visits after an initial assesment are calculated at a two hour interval.
     3. To be paid for each subsequent hour on an extended visit, up to six
        (6) hours per day.


* All rates include cost of medical supplies, travel, time and mileage. Specific Medical Supplies excluded from these rates are included as Exhibit 1 to Attachment A. No additional payment will be made for holidays. These rates apply to services provided within a 60 mile radius of the office location.

                                                                    Attachment A


--------------------------------------------------------------------------------

     III.     OXYGEN and RESPIRATORY THERAPY
              /HOME MEDICAL EQUIPMENT/MEDICAL SUPPLIES

              30% Discount off 1997 Medicare Allowable Rates for California for DME & Medical Supplies (Medicare Allowable Rates shall remain fixed for the duration of the initial 3 year term of the contract, and shall not be updated).

              DME and medical supplies without a 1997 Medicare Allowable Rate will be paid at a 40% Discount off Provider's usual & customary rates (Billed Charges). The 40% discount applies only if billed charges per item are at or below $2500; items above $2500 require prior authorization and rate negotiation.

              After at least one month's rental, subsequent rentals which are less than one month in length will be pro-rated at 50% of the monthly rental rates.

              60% of each continuous use monthly rental payment shall apply towards purchase of an item.

        A4402   LUBRICANT, PER OZ
        ------------------------------------------------------------------
        A4404   OSTOMY RINGS, EA
        ------------------------------------------------------------------
        A4455   ADHESIVE REMOVER OR SOLVENT (FOR TAPE, CEMENT OR OTHER ADH),
                PER OZ
        ------------------------------------------------------------------
        A5051   POUCH, CLOSED; W/BARRIER ATTACHED (1 PIECE)
        ------------------------------------------------------------------
        A5052   POUCH, CLOSED; W/O BARRIER ATTACHED (1 PIECE)
        ------------------------------------------------------------------
        A5053   POUCH, CLOSED; FOR USE OF FACEPLACE
        ------------------------------------------------------------------
        A5054   POUCH, CLOSED; FOR UE ON BARRIER W/FLANGE (2 PIECES)
        ------------------------------------------------------------------

                                                         Attachment A, Exhibit 1


A5055             STOMA CAP
-------------------------------------------------------------------------------
A5061             POUCH, DRAINABLE; W/ BARRIER ATTACHED (1 PIECE)
-------------------------------------------------------------------------------
A5063             POUCH, DRAINABLE; FOR USE ON BARRIER W/ FLANGE (2 PIECES)
-------------------------------------------------------------------------------
A5064             POUCH, DRAINABLE; W/ FACEPLATE ATTACHED, PLASTIC OR RUBBER
-------------------------------------------------------------------------------
A5065             POUCH, DRAINABLE; FOR USE ON FACEPLATE; PLASTIC OR RUBBER
-------------------------------------------------------------------------------
A5071             POUCH, URINARY; W/ BARRIER ATTACHED (1 PIECE)
-------------------------------------------------------------------------------
A5072             POUCH, URINARY; W/O BARRIER ATTACHED (1 PIECE)
-------------------------------------------------------------------------------
A5073             POUCH, URINARY; FOR USE ON BARRIER W/ FLANGE (2 PIECES)
-------------------------------------------------------------------------------
A5074             POUCH, URINARY; W/ FACEPLATE ATTACHED, PLASTIC OR RUBBER
-------------------------------------------------------------------------------
A5075             POUCH, URINARY; FOR USE ON FACEPLATE ATTACHED, PLASTIC OR
                  RUBBER
-------------------------------------------------------------------------------
A5081             CONTINENT DEVICE; PLUG FOR CONTINENT STOMA
-------------------------------------------------------------------------------
A5082             CONTINENT DEVICE; CATHETER FOR CONTINENT STOMA
-------------------------------------------------------------------------------
A5093             OSTOMY ACCESSORY; CONVEX INSERT
-------------------------------------------------------------------------------
A5102             BEDSIDE DRAINAGE BOTTLE, RIGID OR EXPANDABLE
-------------------------------------------------------------------------------
A5105             URINARY SUSPENSORY; W/ LEG BAG, W/ W/O TUBE
-------------------------------------------------------------------------------
A5112             URINARY LEG BAG; LATEX
-------------------------------------------------------------------------------
A5113             LEG STRAP; LATEX, PER SET
-------------------------------------------------------------------------------
A5114             LEG STRAP; FOAM OR FABRIC, PER SET
-------------------------------------------------------------------------------
A5123             SKIN BARRIER; W/ FLANGE (SOLID, FLEXIBLE OR ACCORDIAN),
                  ANY SIZE, EA
-------------------------------------------------------------------------------
A5131             APPLIANCE CLEANER, INCONTINENCE AND OSTOMY APPLIANCES,
                  PER 16 OZ
-------------------------------------------------------------------------------